      As filed with the Securities and Exchange Commission on September 10, 2004


                                                     Registration Nos. 333-20649
                                                                        811-8033
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------
                                    FORM N-1A
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933
                           Pre-Effective Amendment No.



                         Post-Effective Amendment No. 19


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940



                                Amendment No. 21


                        (Check Appropriate Box or Boxes)

                             ----------------------
             Security Capital Real Estate Mutual Funds Incorporated
               (Exact Name of Registrant as Specified in Charter)

                      11 South LaSalle Street, 2/nd/ Floor
                             Chicago, Illinois 60603
                                 (312) 345-5800
   (Address of Principal Executive Offices, Including Zip Code, and Telephone
                          Number, Including Area Code)

                              Anthony R. Manno Jr.

               Security Capital Research & Management Incorporated

                      11 South LaSalle Street, 2/nd/ Floor
                             Chicago, Illinois 60603
                     (Name and Address of Agent for Service)

                                 With Copies to:

                              Ronald M. Feiman, Esq.

                          Mayer, Brown, Rowe & Maw LLP
                                  1675 Broadway
                             New York, NY 10019-5820

   It is proposed that this filing will become effective (check appropriate box):


[ ]immediately upon filing pursuant to     [X]on September 13, 2004 pursuant
   paragraph (b).                             to paragraph (a)(1) of Rule 485.

[ ]on             , pursuant to            [ ]75 days after filing pursuant
      ------------                            to paragraph (a)(2).
   paragraph (b).

[ ]60 days after filing pursuant           [ ]on date pursuant to paragraph
   to paragraph (a)(1).                       (a)(2) of Rule 485.



   If appropriate, check the following box:

[ ]this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being Registered................................Common Stock

                    SECURITY CAPITAL U.S. REAL ESTATE SHARES

                     SUPPLEMENT DATED SEPTEMBER __, 2004 TO
              SECURITY CAPITAL U.S. REAL ESTATE SHARES PROSPECTUSES
                            DATED SEPTEMBER __, 2004

As you may be aware, Bank One Corporation, the former corporate parent of Security Capital Research & Management Incorporated ("SC-R&M"), the investment adviser to Security Capital U.S. Real Estate Shares ("Fund"), which is a series of Security Capital Real Estate Mutual Funds Incorporated ("Company"), and Banc One Investment Advisors Corporation ("BOIA"), on July 1, 2004 merged with and into JPMorgan Chase & Co., the corporate parent of J.P. Morgan Investment Management Inc. ("JPMIM") (which serves as investment adviser to the JPMorgan Funds). SC-R&M, BOIA and JPMIM have been actively considering steps to integrate the operations of the Company, One Group Mutual Funds and the JPMorgan Funds to the greatest extent possible in order to take advantage of operational and administrative efficiencies that are expected to be achieved by such integration. At a meeting on September 8, 2004, SC-R&M recommended the merger of the Fund as described below and several new service providers. The service providers recommended are the same service providers that will be used by One Group Mutual Funds and the JPMorgan Funds following the integration, facilitating operational and administrative efficiencies for the Company and the Fund.

At a Board of Directors meeting held September 8, 2004, SC-R&M recommended the merger of the Fund with and into One Group Real Estate Fund, a series of One Group Mutual Funds. One Group Real Estate Fund has been registered with the Securities and Exchange Commission but has not commenced operations and, as a result, is considered a "shell" series of One Group Mutual Funds.

In connection with the proposed merger, at the September 8, 2004 Board meeting, SC-R&M informed the Directors that it believes that by reorganizing the Fund into the One Group Real Estate Fund it should be able to realize greater operating efficiencies. In considering the merger, the Board reviewed various factors, including (1) that the investment objectives, investment policies and investment restrictions of the Fund and the One Group Real Estate Fund are compatible, (2) that the Fund and its shareholders will not bear the cost of the merger transaction, (3) that no dilution of shareholder interests is expected as a result of the merger transaction, (4) that there will be no unfavorable direct or indirect tax consequences of the merger, and (5) whether there were any benefits to SC-R&M and its affiliates from the merger. After determining that
(1) the proposed merger would be in the best interests of the Fund and its shareholders, and (2) the proposed merger would not result in the dilution of the interests of the Fund or its shareholders, the Board of Directors approved the proposed merger of the Fund with and into the One Group Real Estate Fund.

The proposed merger of the Fund with and into the One Group Real Estate Fund is subject to the approval of shareholders of the Fund at a shareholder meeting scheduled to be held on January 20, 2005. If approved by shareholders of the Fund, the merger is expected to close on February 18, 2005, or such later date as the parties shall agree.

If the merger is approved by the shareholders of the Fund, the Fund will receive a number of shares of the One Group Real Estate Fund equal in value to the value of the net assets of the Fund being transferred. Following the transfer, each Class S shareholder of the Fund will receive a number of Class A shares of the One Group Real Estate Fund equal in value to the value of that shareholder's Class S shares of the Fund and each Class I shareholder of the Fund will receive a number of Class I shares of the One Group Real Estate Fund equal in value to the value of that shareholder's Class I shares of the Fund. The closing of the merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

While shareholders of the Fund are being asked to consider the merger, as discussed above, shareholders of One Group Mutual Funds are being asked to consider and approve, at the same time, the reorganization and redomiciliation of One Group Mutual Funds, a Massachusetts business trust, into a Delaware statutory trust to be known as JPMorgan Trust II.

If shareholders of the Fund approve the merger with and into the One Group Real Estate Fund, then whether shareholders of the Fund will receive, as a result of the merger, shares of the One Group Real Estate Fund as (1) a series of One Group Mutual Funds, a Massachusetts business trust, or (2) a series of JPMorgan Trust II, a Delaware statutory trust, will depend on whether shareholders of One Group Mutual Funds approve the reorganization and redomiciliation of that trust into a Delaware statutory trust to be known as JPMorgan Trust II.

If shareholders of the Fund do not approve the merger with and into the One Group Real Estate Fund, the Fund will continue in operation in its current form and the Board of Directors will consider whether any further action is necessary or appropriate.

On September 8, 2004, the Board of Directors of the Company also approved agreements with a new administrator, a new custodian and fund accountant, a new shareholder servicing agent and a new transfer agent.

     . Administration. Currently, administration services for the Company are provided by SC-R&M. Effective January 22, 2005, the Company will have a new administrator, One Group Administrative Services, Inc., which is an affiliate of SC-R&M, BOIA and JPMIM. For the period from January 22, 2005 through February 18, 2005, the fee rate under the administration agreement with One Group Administrative Services, Inc. will be computed daily and paid monthly at an effective annual rate of 0.10% of the Fund's average daily net assets. Effective February 19, 2005, the fee rate for the Fund under the administration agreement, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the Fund, the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and the JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act ("Money Market Funds")); and 0.075% of the average daily net assets of the Fund, the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion.

     . Shareholder Servicing. In the event that Shareholders of the Fund do not approve the proposed merger described above, beginning on or about February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to the Class S and Class I shares of the Fund. Under the Shareholder Servicing Agreement, One Group Dealer Services, Inc. will receive a fee at an annual rate of 0.25% of the average daily net assets of the Fund attributable to its Class S and Class I shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

     . Transfer Agency. On September 8, 2004, the Board of Directors of the Company approved an agreement with Boston Financial Data Services, Inc. ("BFDS") to act as the Company's transfer and dividend distribution agent. This agreement with BFDS will only go into effect if shareholders of the Fund do not approve the proposed merger described above. In the event the merger is not approved, the transition to BFDS from the Company's current transfer and dividend distribution agent, State Street Bank and Trust Company, an affiliate of BFDS, is expected to be completed on or about February 19, 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

     . Custody. On September 8, 2004, the Board of Directors of the Company approved an agreement with JPMorgan Chase Bank, an affiliate of SC-R&M, BOIA and JPMIM, to act as the Company's custodian. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for the Company, is expected to occur on January 22, 2005. The Company is not expected to experience any differences in the level or quality of services received as a result of this transition.

     . Fund Accounting. On September 8, 2004, the Board of Directors of the Company approved the transition of the fund accounting services to JPMorgan Chase Bank, effective January 22, 2005.

At the September 8, 2004 meeting, the Board of Directors also approved the following additional non-fundamental investment strategies:

     . Fixed Income Securities. The Fund may invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents.

     . Foreign Securities. The Fund may invest up to 15% of its total assets in foreign securities.

Although the Fund may use these strategies, the Fund's investment strategy is to invest in equity securities of companies in the real estate sector in the United States. Disclosure regarding the risks of these additional strategies is included in the September __, 2004 prospectuses.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.

                                    [GRAPHIC]



                               SECURITY CAPITAL


                       U.S. REAL ESTATE SHARES--CLASS S*



================================================================================

A mutual fund investing primarily in real estate securities in the United States

                                  PROSPECTUS


                              September   , 2004



        * Prior to September   , 2004, the Class S shares were designated
          "Security Capital U.S. Real Estate Shares" and were the sole class of shares of the Fund.


  The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment or determined whether this prospectus is accurate or complete.
             Anyone who tells you otherwise is committing a crime.

                               SECURITY CAPITAL

                       U.S. REAL ESTATE SHARES--CLASS S


================================================================================



              TABLE OF CONTENTS
              The Fund Blueprint.............................. 2
                  Overview
                  Prior Investment Results
                  Shareholder Costs
              Building the Fund Portfolio..................... 6
                  The Investment Adviser and Management Team
                  Types of Investments
                  Investment Risks
                  How the Fund Manages Risk


             How the Fund is Managed........................... 11
                 Investment Process
             On Becoming a Shareholder......................... 12
                 How to Purchase Fund Shares
                 How to Redeem Fund Shares
                 Exchanging Fund Shares
                 Additional Information Regarding Redemptions
                 Performance Reporting
                 Tax Consequences and Year-End Reporting
                 Reports to Shareholders
                 Quarterly Portfolio Holdings Disclosure
                 Privacy Policy
             Financial Highlights.............................. 23

               To Learn More About the Fund........... Back Cover
               Contact Us for More Information........ Back Cover

A WORD TO POTENTIAL INVESTORS

The information in this prospectus is presented to help you decide whether the Fund matches your financial situation and investment goals.

The minimum initial investment in the Fund's Class S Shares is $1,000. Class S Shares are sold at net asset value (NAV) without a sales charge.


Prior to September   , 2004, the Class S shares of the Fund were designated
"Security Capital U.S. Real Estate Shares" and were the sole class of shares of the Fund.

                                   THE FUND

                                   BLUEPRINT


================================================================================

                                   OVERVIEW

What are the Fund's investment objectives?
.. The Fund seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States.
.. Long-term, the Fund's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States.

What kind of investments does the Fund make?
.. The Fund invests primarily in real estate securities. It does not invest in real estate directly.



..  The Fund mainly invests in common stocks of real estate investment trusts
   ("REITs"), real estate operating companies ("REOCs") and other real estate companies. The Fund may also invest in other types of equity securities of real estate companies, including rights, warrants, convertible securities and preferred stocks. For a description of REITs and REOCs, please see "Types of Investments".

.. Typically, at least 80% of the Fund's assets are invested in equity securities of publicly traded real estate companies operating in the United States. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. In selecting securities for the Fund, the Fund's investment adviser looks for securities that it believes will provide shareholders with total returns which compare with other mutual funds that invest primarily in real estate securities.


.. The Fund also may invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies, the Fund's main investment strategy is to invest in equity securities of companies in the real estate sector.



What type of investor might consider investing in the Fund?
Based on the Fund's investment goals and strategies, it might be suitable for investors who:
..  seek to diversify their investment holdings by adding a real estate component to their portfolio
..  have a long-term investment horizon
..  expect real estate to provide above-average investment returns over time

What are the chief risks of investing in the Fund?
An investment in the Fund involves risk. An investor in the Fund can lose money if the value of the Fund's investments declines.
..  Market risk. The prices of real estate securities will vary with conditions in the financial markets.
..  Real estate exposure. The Fund may be affected by the same factors that influence the value of real estate in general.
.. Interest rate risk. Higher mortgage rates can affect the profitability and liquidity of properties in the real estate market (and, therefore, can affect the value of the real estate securities associated with those properties).
.. Credit risk. A decline in the credit rating or perceived credit quality of a real estate company's debt can have a negative impact on the value of its stock.

================================================================================

.. Non-diversified portfolio. The Fund is non-diversified; therefore, the Fund may invest a greater percentage of its assets in the securities of one issuer than a diversified fund. Accordingly, the results of any one investment can have a significant impact on the Fund's performance--either good or bad.
.. Concentration risk. Because the Fund invests primarily in real estate securities, the Fund's reaction to real estate market variables may be greater than that of a fund that invests in more than one market sector.

..  Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan
   Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PRIOR INVESTMENT RESULTS


The future performance of a mutual fund cannot be predicted by looking at its performance in the past (before and after taxes). However, a review of its prior results can help illustrate the variability of returns that an investor in the Fund would have experienced over various time periods.


The total returns achieved by the Fund through the calendar years ended December 31, 1998 through December 31, 2003 are shown in the bar chart below. Total returns assume reinvestment of dividends and distributions.


The Fund's Class S shares (so designated from September 10, 2004) is the successor class to Security Capital U.S. Real Estate Shares (so designated from February 1, 2000 to September 10, 2004), which is the successor class to a class designated Class I shares (so designated from December 16, 1997 to February 1, 2000). Prior to December 16, 1997, the Fund had one class of shares: common stock of Security Capital Employee REIT Fund Incorporated. On December 16, 1997 that one class was split into two classes of shares: Class I (the predecessor class to Class S) and Class R. Effective February 1, 2000, the Class R shares were converted to then-designated Class I shares. The Class S returns shown in the bar chart below do not reflect returns of the formerly-designated Class R shares for 1998 and 1999. The five-year Average Annual Total Returns and returns from April 23, 1997 shown in the table below do not reflect returns for the formerly-designated Class R shares from December 16, 1997 to February 1, 2000, the period that Class R shares were in existence.

================================================================================


Security Capital U.S. Real Estate Shares (Class S) Comparative Returns vs. Industry Benchmarks Average Annual Total Returns for the Periods Ended December 31, 2003


                                                     One-Year Five-Year April 23, 1997/(1)/
                                                       2003     2003     to Dec. 31, 2003
SC-U.S. Real Estate Shares
  Return Before Taxes                                 35.01%   14.47%         12.62%
  Return After Taxes on Distributions                 33.17%   12.47%         10.18%
  Return After Taxes on Distributions and Sale of
  Fund Shares                                         23.12%   11.38%          9.44%
  Dow Jones Wilshire Real Estate Securities
  Index/(2)/ (reflects no deduction for fees,
  expenses or taxes)                                  37.06%   14.47%         10.78%
  NAREIT Equity Index /(3)/ (reflects no deduction
  for fees, expenses or taxes)                        37.14%   14.34%         10.74%

This table compares the Fund's results to the Dow Jones Wilshire Real Estate Securities Index/(2)/ ("WARESI") and the NAREIT (National Association of Real Estate Investment Trusts) Equity Index./(3) /It provides some indication of the risks of investing in the Fund by comparing the Fund's performance with two broad measures of market performance. The calculation of total return assumes reinvestment of all capital gains and income dividends. Results shown for the indices also assume the reinvestment of dividends. No fees or taxes are deducted from the total returns of the indices. Because the indices are not managed investments, no operating expenses are deducted from their total returns.

After-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


/(1)/The effective date of the Fund's registration statement with the
    Securities and Exchange Commission.
/(2)/The WARESI is an unmanaged, broad based, market capitalization-weighted index comprised of publicly traded REITs and REOCs, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate. Beginning in April 2004, the Wilshire Real Estate Securities Index was renamed the Dow Jones Wilshire Real Estate Securities Index due to an agreement between Dow Jones and Wilshire Associates to co-brand and calculate the index. The ticker symbol (WARESI) remains unchanged as a result of this agreement.
/(3)/The NAREIT Equity Index is an unmanaged index of publicly traded U.S.
    tax-qualified REITs that have 75% or more of their gross invested book assets invested in the equity ownership of real estate.


Security Capital U.S. Real Estate Shares Calendar Year Total Returns (Class S)


                                    [CHART]

 1998    1999    2000   2001    2002   2003
-------  -----  ------  -----  ------  ----
-11.94%  0.58%  35.83%  7.04%  -0.43%  35.01%

The Fund's best quarterly performance during this time period was a gain of 13.73% for the quarter ended June 30, 1999. Its worst quarterly performance was a -10.14% loss for the quarter ended September 30, 1998.

================================================================================


SHAREHOLDER COSTS

Fees and Expenses

The table describes fees and expenses you may pay if you buy and hold Class S Shares of the Fund.


Shareholder Transaction Expenses--Class S (paid directly from your investment)
.. Maximum sales charge (load) imposed on purchases (as a percentage of offering price)  none
.. Maximum deferred sales charge (load)                                                  none
.. Maximum sales charge (load) imposed on reinvested dividends and other distributions   none
.. Redemption fee (as a percentage of amount redeemed, if applicable)                    none
.. Exchange fee                                                                          none

Annual Fund Operating Expenses--Class S (expenses that are deducted from fund assets)
.. Management fees                                                                      0.60%
.. Distribution and/or service (12b-1) fees                                             0.25%
.. Other expenses                                                                       0.33%
.. Total annual fund operating expenses                                                 1.18%

Examples

What are the costs to the typical investor?
To help you compare the costs of investing in Class S Shares of the Fund with those of other funds, the following examples illustrate the typical expenses a shareholder would pay on a $10,000 investment over various time periods.

The following calculations assume that the Fund's operating expenses for Class S Shares remained the same and that a 5% return was earned on your investment each year. Although your actual costs may be higher or lower than those shown in the example, based on these assumptions, if you were to redeem or continue to hold your shares at the end of the period indicated, your costs would be:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        -------------------------------
                         $120   $375    $651    $1,437

                                 BUILDING THE

                                FUND PORTFOLIO


================================================================================


Security Capital U.S. Real Estate Shares is a series of Security Capital Real Estate Mutual Funds Incorporated (SC-REMFs). The following sections provide basic information about the Fund's management team and investment operations.

THE INVESTMENT ADVISER AND MANAGEMENT TEAM


Security Capital Research & Management Incorporated (SC-R&M), which is registered as an investment adviser with the Securities and Exchange Commission
(SEC), commenced operations in January 1995. Its offices are located at 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603. SC-R&M is a wholly-owned subsidiary of Banc One Investment Advisors Corporation. Banc One Investment Advisors Corporation is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.


SC-R&M, under the supervision of the directors of SC-REMFs, provides investment advice and conducts the investment management activities of the Fund. A team of full-time SC-R&M professionals, working together as the Fund's Portfolio Management Committee, is primarily responsible for overseeing the day-to-day operations of the Fund.


SC-R&M has assets under management of more than $4.4 billion (as of June 30, 2004).


For services provided as investment adviser to the Fund, SC-R&M is paid an annual management fee equal to 0.60% of the average daily net asset value of the Fund's shares. The aggregate management fee paid to SC-R&M was 0.60% of the average daily net asset value of the Fund's shares during the fiscal year ended December 31, 2003.

Distribution and Servicing Plan
The Fund has adopted a distribution and servicing plan under Rule 12b-1 of the Investment Company Act of 1940 to compensate the distributor for distribution and shareholder servicing activities performed for the Fund. The plan provides for the payment of a monthly fee (a "12b-1 fee") equal to 0.25% of the value of the average daily net assets invested in the Fund's shares.

Because the 12b-1 fee is paid out of Fund assets on an ongoing basis, it will increase the cost of an investment in the Fund over time. It is possible that such an arrangement would ultimately result in higher costs than the payment of other types of sales charges.

The Fund's distributor may enter into agreements with various third-party organizations to provide certain distribution or servicing functions. These organizations might include various brokerage firms or other industry-recognized service providers of fund supermarkets or similar programs, as well as financial institutions, depository institutions, and other financial intermediaries. The distributor may pay 12b-1 fees to these organizations, which may be affiliated with the distributor or SC-R&M. These agreements may be governed by the plan.

================================================================================


TYPES OF INVESTMENTS

In seeking to achieve the Fund's investment objectives, the Fund's Portfolio Management Committee uses the following types of investments and investment policies, which may be changed by the Fund's board of directors without shareholder approval.

Real Estate Securities

The Fund will invest, under normal market conditions, at least 80% of its assets in equity securities of publicly traded real estate companies operating in the United States. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. The real estate securities in which the Fund may invest include:

..  real estate investment trusts (REITs)
..  real estate operating companies (REOCs)
..  common stocks
..  rights or warrants to purchase common stocks
..  convertible securities
..  preferred stocks

Real Estate Investment Trusts (REITs)
The Fund may invest without limit in shares of REITs, which pool investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

Real Estate Operating Companies (REOCs)
A REOC is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in such real estate).




Foreign Securities


The Fund may invest up to 15% of its total assets in foreign securities.


Temporary Defensive Investments
To respond to adverse market, economic or political conditions, the Fund may make temporary defensive investments in cash and short-term money market instruments, including domestic bank obligations and repurchase agreements. Such investments need not be issued by a real estate company.

Under normal circumstances, it is not likely that the Fund will invest a substantial portion of its assets in such securities. However, while the Fund is engaged in a temporary defensive position, it may invest up to 100% of total assets in such securities.

================================================================================


If the Fund makes temporary defensive investments, such investments might not be consistent with the Fund's investment objectives. Therefore, during the period of time when such investments are held, these objectives might not be met.

INVESTMENT RISKS

All investments involve some degree of risk. While all mutual funds, including this one, employ techniques and practices to limit risk, there is always a possibility that investors may earn a smaller return than expected or lose some or all of their investment.

For this reason, an investment in the Fund should be considered a long-term investment. Before investing, investors should read this prospectus carefully and come to understand the risks described below.

Please note that the most significant risks of investing in the Fund are those associated with investing in the real estate market. These risks could have a direct impact on the Fund's net asset value, yield, and total return.

Real Estate Exposure
The Fund will not invest in real estate directly, but its investments will be highly concentrated in real estate securities (see "Types of Investments"). The value of real estate securities, of course, will be affected by many of the factors that affect the value of real estate.

As a result, the Fund is subject to investment risks that are similar to those associated with direct ownership of real estate. For example, general or local economic conditions could contribute to:
..  a decline in the value of commercial or residential properties
..  extended vacancies of properties
..  increases in property taxes and operating expenses
..  changes in interest rates

Real estate markets in general could also be affected by a range of variables that could contribute to a fluctuation in the value of real estate securities, including:
..  variations in supply and demand
..  increased competition or overbuilding
..  changes in existing laws
..  environmental issues

Other important risk factors that could affect the value of a real estate security might apply to individual properties or the issuers of particular securities:
..  casualty or condemnation losses
..  legal liabilities for injury or damages
..  operating losses

Investing in REITs and REOCs
The Fund's investments in REITs and REOCs (together "real estate securities") are subject to the same general investment risks as those described under "Real Estate Exposure."

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================================================================================


In general, the performance of real estate securities is dependent on the management skills of their managers and of the operators of the real estate properties in which they invest. Also, real estate securities may be affected by changes in the value of the underlying property owned by such entities.


Under certain conditions, real estate securities could possibly fail to qualify for tax-free pass-through of their income, resulting in a tax liability for shareholders (such as the Fund). Real estate securities also generate certain expenses that would be paid indirectly by Fund shareholders.


The Fund may not be able to sell illiquid securities at a time when it would be appropriate to do so and, therefore, the Fund may be disadvantaged.

Market Risk
The prices of the common stocks of REITs and REOCs, and other securities in which the Fund invests, will fluctuate from day to day and may--in either the near-term or over the long run--decline in value. The value of the Fund may be affected by a decline in financial markets in general.

Interest Rate Risk
As interest rates fluctuate, mortgage rates and other lending rates will increase or decrease, which could affect the value of the Fund's portfolio. Higher mortgage rates, for example, could make properties less profitable or more difficult to sell (as credit becomes more costly). Such conditions could depress the prices of the securities in which the Fund invests over either short- or long-term periods.


The values of government and other fixed-income securities in which the Fund may invest are subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-used fixed-income securities generally rise. When prevailing interest rates rise, the values of already-issued fixed-income securities generally fall. The magnitude of these fluctuations will often be greater for fixed-income securities having longer maturities than for shorter-term fixed-income securities.


Credit Risk
The performance of the Fund may be affected by the credit ratings or perceived credit quality of the real estate companies in which it invests. For example, if a real estate company's credit rating is downgraded, or if market conditions suggest that its ability to service its debt may be impaired in the future, the price of its stock may decline, thereby affecting the value of the Fund portfolio.


Government and other fixed-income securities in which the Fund may invest are subject to the risk that the issuer of the security might not make interest and principal payments on the security as it becomes due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of the security and of the Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's fixed-income securities.


Performance Risk
There can be no assurance that the Fund will meet its investment objectives. As with any mutual fund, the performance of the Fund will vary and may not match that of similar funds or relevant benchmark indexes. The value of fund shares will vary and, when sold, may be worth more or less than their original cost.

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Concentration Risk
The Fund is non-diversified. This means that the proportion of its assets that can be invested in the securities of a single issuer is not limited by law. In addition, the Fund generally will invest in a smaller number of individual issuers than a diversified investment company. As a result, the economic, political, or regulatory conditions that affect these issuers may have a greater impact on the Fund than on a similar fund that is more diversified.

Similarly, because the Fund concentrates its investments in the real estate industry, it is susceptible to the same risks that direct ownership of real estate would entail. Therefore, its performance will be more dependent on conditions in the real estate industry than a fund that invests in a more diverse range of industries or market sectors.


Foreign Securities Risk


Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.


Portfolio Turnover
A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try and achieve its investment objectives and may have a portfolio turnover in excess of 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund and may reduce performance. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rate during the past fiscal years.

HOW THE FUND MANAGES RISK

As the Fund seeks to reduce investment risk, it will--under normal market conditions--adhere to the following guidelines, which may be changed by the Fund's board of directors without shareholder approval:

With respect to the Fund's total assets:
.. not more than 15% of the Fund's market value will be invested in the securities of a single issuer

With respect to 50% of the market value of its total assets:
.. the Fund will not own more than 10% of the outstanding voting securities of a single issuer

Under certain circumstances, the Fund may also invest up to 100% of its assets in temporary defensive investments (see "Types of Investments").

                                 HOW THE FUND

                                  IS MANAGED


================================================================================


The Fund follows a disciplined, research-driven investment approach. The key elements of this approach are outlined below.

INVESTMENT PROCESS

The organization and investment processes of SC-R&M reflect our belief that superior investment results are achieved through a dedication to proprietary, fundamental research. Our investment process focuses on three fundamental research disciplines that we believe play an important role in the performance and pricing of real estate companies:
..  Real Estate Research
..  Company Analysis
..  Market Strategy

Real Estate Research
Research analysts focus on understanding the market pressures and factors that affect rent growth, occupancy and development. This understanding provides perspectives on future supply and demand trends for property types in various markets and the relative impact for different companies.

Company Analysis
Investment analysts focus on analyzing real estate companies within the Fund's defined universe of investments and modeling their cash flow potential. They form a complete assessment of the company's assets, operating management team and strategies through company and property visits, careful scrutiny of regulatory filings and fieldwork. The recurring output of the investment analysts includes a detailed five-year cash flow forecast, an analysis of NAV, and a detailed qualitative assessment of each company.

Market Strategy
The Market Strategy team focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in the covered universe of the companies. This effort requires consideration of the risks underlying the securities as well as the appetite for, and pricing of, risk in the broader equity and capital markets. With this understanding, discount rates and terminal multiples are set that govern the key discounted cash flow models and other valuation models employed. The definition and execution of trading strategies is also an important function of the Market Strategy team.

The investment process integrates the three disciplines under the broad direction of the Portfolio Management Committee, the decision-making body for investment strategies. The Committee meets formally on a weekly basis and informally throughout the week to evaluate emerging real estate research and company analysis, as well as key recurring reports to create price forecasts to construct a highly focused target portfolio for the Fund. This target portfolio integrates the critical real estate and capital market expertise that helps to identify the most attractive investment opportunities.

                                 ON BECOMING A

                                  SHAREHOLDER



================================================================================

HOW TO PURCHASE FUND SHARES

Where can I buy shares?
.. Investors may open an account to purchase Fund shares through the Fund's distributor or through various authorized brokers and their intermediaries. The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. These brokers, in turn, may designate intermediaries to accept such orders on the Fund's behalf. In such cases, the Fund will be deemed to have received an order when an authorized broker (or its authorized intermediary) accepts the order.

When can I buy shares?

.. Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays:
   New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

.. Purchase requests received by the Fund's transfer agent, an authorized broker or its authorized intermediary in proper form before 4:00 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund's transfer agent, an authorized broker or its authorized intermediary after the NYSE closes will be effective the following business day.



.. If an authorized broker or intermediary holds your shares, it is the responsibility of the broker or intermediary to send your purchase or redemption order to the Fund. Your authorized broker or intermediary may have an earlier cut-off time for purchase and redemption requests.


.. The Fund does not authorize market timing and uses reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The Fund or its distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of shares of the Fund that indicates market timing or trading that they determine is abusive.


 . The Fund uses policies and procedures that employ a variety of methods to identify market timers, including reviewing "round trips" in and out of Fund by investors. A "round trip" includes a purchase into the Fund followed by a redemption out of the Fund. The Fund's distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Fund's distributor may also consider activity of accounts that it believes to be under common ownership or control.

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================================================================================


 . Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable effectively to identify market timers, long-term investors may be adversely affected. Although the Fund uses a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.


 . Subject to the foregoing, the Fund will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases and redemptions made on a systematic basis, automatic reinvestments of dividends and distributions or purchases or redemptions that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program.


 . In addition to rejecting purchase orders in connection with suspected market timing activities, the Fund's distributor can reject a purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your broker or intermediary agent may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders.


.. Shares are electronically recorded. Therefore, certificates will not be issued.


How much do shares cost?

.. All purchases of the Fund's Class S shares are made at the net asset value determined after the receipt of your payment by the Fund's transfer agent or an authorized broker (or its authorized designee). All shares purchased, together with any dividends and capital gains that are paid in additional shares, will be credited to this account.

.. In some instances, when the Fund's shares are offered through an authorized broker or intermediary agent, an investor may be charged a fee to effect a transaction through such broker or agent.

How do I open an account?

1. Read the prospectus carefully.


2. Decide how much you want to invest.

.. The minimum initial investment in the Fund is $1,000. For individual retirement accounts (including Traditional IRAs and Roth IRAs), Coverdell Education Savings Accounts, and employee benefit plans qualified under sections 401, 403(b), 457 or 530 of the federal tax code, as well as UGMA or UTMA accounts, the minimum initial investment is $500. For investors using the Automatic Investment Plan (described below), the minimum investment is $100.
..  The initial purchase of shares may be made only by mail or by wire;
   telephone transactions may be used only for subsequent purchases of Fund shares.

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================================================================================

.. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow the Fund to identify you including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your new account application if the required identifying information is not provided.

 . The Fund will attempt to collect any missing information required on the account application by contacting either you or the transfer agent. If the Fund cannot obtain this information within the established time frame, your account application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your account application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV next calculated after all of the required information is received.

 . Once the Fund has received all of the required information, federal law requires the Fund to verify your identity. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. If the Fund is unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. To open an account, follow the procedures outlined below:

By Mail
1. If you are purchasing the Fund directly, complete and sign the account application.
2. Enclose a check or money order drawn on a U.S. bank, savings and loan, or credit union (made payable to "Security Capital U.S. Real Estate Shares--Class S").
3. Send your application and payment to one of the following addresses:

 .    Via U.S. Mail
      Boston Financial Data Services
      Attn: Security Capital Real Estate Mutual Funds Incorporated
      P.O. Box 8121
      Boston, Massachusetts 02266-8121

 .    Via Overnight Delivery Service
      Boston Financial Data Services
      Attn: Security Capital Real Estate Mutual Funds Incorporated
      66 Brooks Drive
      Braintree, Massachusetts 02184

By Wire
1. Call toll-free 1-800-409-4189 prior to wiring any funds in order to obtain a confirmation number and to ensure prompt and accurate handling of your investment. A completed application must be on file before funds are wired.

================================================================================

2. Use the following instructions to wire your investment to:

 .    State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02101
      ABA Number 011000028
      DDA Number 9905-378-7
      Security Capital Real Estate Mutual Funds Incorporated
      Shareholder Registration
      Shareholder Fund and Account Number

All Investments
..  Customer orders will be priced at the Fund's NAV (see "Determination of Net
   Asset Value") computed after they are accepted by the Fund's transfer agent, an authorized broker, or its authorized intermediary. To be priced at the NAV computed as of the same day an order is accepted, the Fund's transfer agent, authorized broker, or authorized intermediary must have accepted such order before the close of regular trading on that day.
.. Payment must be in U.S. funds. Neither cash nor third-party checks will be accepted. If a shareholder's check does not clear, a service fee of $20 will be charged.
.. All funds will be invested in full and fractional shares. A confirmation indicating the details of each purchase will be sent to you promptly after each transaction.

Additional Investments
If you wish to purchase additional shares, the minimum for subsequent investments is $100. Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. These share purchases may be made by mail, by wire, or by telephone as described below.

By Mail
1. When making an additional investment by mail, please use the Additional Investment Form provided on the lower portion of your account statement.
2. Enclose a check or money order drawn on a U.S. bank, savings and loan, or credit union (made payable to "Security Capital U.S. Real Estate Shares--Class S").
3. Send your form and payment to one of the addresses listed under By Mail in the "Initial Investment" section above.

By Wire
1. To make an additional purchase by wire, a shareholder may call toll-free 1-800-409-4189 for complete wiring instructions.

By Telephone
1. Call toll-free 1-800-409-4189 to request a purchase of additional shares by moving money from your bank account to your fund account. (Please note that you must have previously elected the telephone purchase

================================================================================

  option in writing.) Your bank account must be held at a domestic financial institution that is an Automated Clearing House (ACH) member.
2. To purchase shares at the NAV determined at the close of any given trading day, the transfer agent must receive a purchase order by telephone before the close of regular trading on that day.

Automatic Investment Plan
The Automatic Investment Plan allows regular, systematic investments in the Fund's shares from a bank checking or NOW account. The Fund will reduce the minimum initial investment to $100 if a shareholder elects to use the Automatic Investment Plan. To establish the Automatic Investment Plan, an investor should complete the appropriate section in the account application and an existing shareholder should call 1-888-SECURITY (toll-free) for an automatic investment plan form.

The Automatic Investment Plan can be set up with any financial institution that is a member of the ACH. Under certain circumstances (such as discontinuation of the Automatic Investment Plan before the minimum initial investment is reached, or, after reaching the minimum initial investment, the account balance is reduced to less than $500), the Fund reserves the right to close such account. Prior to closing any account for failure to reach the minimum initial investment, the Fund will give a shareholder written notice and 60 days in which to reinstate the Automatic Investment Plan or otherwise reach the minimum initial investment. A shareholder should consider his or her financial ability to continue in the Automatic Investment Plan until the minimum initial investment amount is met because the Fund has the right to close such account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

Under the Automatic Investment Plan, a shareholder may choose to make investments on the day of his or her choosing (or the next business day thereafter) in amounts of $100 or more. There is no service fee for participating in the Automatic Investment Plan. However, a service fee of $20 will be deducted from a shareholder's account for any Automatic Investment Plan purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone to terminate the plan, a shareholder closes his or her bank account or in any manner prevents withdrawal of funds from the designated bank checking or NOW account.

The Automatic Investment Plan is a method of using dollar-cost averaging, which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, a shareholder will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, a shareholder should consider his or her financial ability to continue the program through periods of low share price levels.

Class I Shares

Only Class S shares of the Fund are being offered by this prospectus. The Fund also offers Security Capital U.S. Real Estate Shares--Class I ("Class I shares"). Class I shares are sold directly to certain institutional investors. Individual investors cannot buy Class I shares directly. Class I shares are subject to higher minimum

================================================================================


initial investment amounts and do not pay 12b-1 fees. The procedures for purchasing and redeeming Class S shares (other than the time those orders may be received) and the special account features available to Class S shareholders do not apply to Class I shares. Instructions for buying or selling Class I shares must be submitted by the institution, not by the individual for whose benefit the shares are held.


HOW TO REDEEM FUND SHARES

You may request redemption of some or all of your shares at any time, either by telephone or by mail, through the Fund's transfer agent. You may also request to redeem shares through an authorized broker or agent, though you may be charged a fee to do so. To be priced at the Fund's NAV computed as of the same day an order is accepted, the Fund's transfer agent, authorized broker, or authorized agent must have accepted such order before the close of regular trading on that day.

By Telephone
Call the transfer agent toll-free at 1-800-409-4189 to request a redemption of your shares. (PLEASE NOTE THAT YOU MUST HAVE PREVIOUSLY ELECTED THE TELEPHONE REDEMPTION OPTION IN WRITING.)

By Mail and By Wire
1. For most redemption requests, you need only furnish a written, unconditional request stating the number of your shares (or the exact dollar amount) that you wish to redeem. Your request must be signed exactly as the shares are registered, and all joint owners must sign.
2. Send your written request to Security Capital Real Estate Mutual Funds Incorporated at one of the addresses listed under By Mail in the "Initial Investment" section.
3. If you wish, you may have your redemption proceeds wired to a commercial bank that you have authorized on your account application (a service fee of $12 will be charged for wire redemptions). Otherwise, a check for the proceeds will be mailed to you at the address of record for your account.

Once your request has been accepted, the Fund normally will mail redemption proceeds to you on the next business day, and no later than seven business days after it receives and accepts your request. When a purchase has been made by check, the Fund may hold payment of redemption proceeds until reasonably satisfied that the check has cleared. This may take up to 12 days.

Redemption proceeds will be mailed directly to you or transferred to a predesignated account. To change the designated account, a written request with signature(s) guaranteed must be sent to the Fund's transfer agent. No telephone redemptions will be allowed within 30 days of such a change.

The Fund reserves the right to limit the number of telephone redemptions made by a shareholder.

For Your Protection
To help ensure the integrity of your account, the Fund employs the following reasonable measures to protect against unauthorized redemption of Fund shares. These include:
.. The Fund may require some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.

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..  Once a telephone redemption request has been made, it may not be modified or canceled.
.. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact before a redemption request made by mail or by wire is granted.
.. Any written redemption requests received within 30 days after an address change must be accompanied by a signature guarantee (see "Signature Guarantees" below).
.. The Fund reserves the right to refuse any telephone redemption in whole or in part.

Assuming procedures such as the above have been followed, the Fund will not be liable for any loss, cost, or expense for acting upon a shareholder's telephone instructions or for any unauthorized telephone redemption.

Signature Guarantees
Signature guarantees are required for any of the following transactions:
..  redemption requests mailed to or wired to a person other than the registered owner(s) of the shares
..  redemption requests to be mailed to or wired to an address other than the account's address of record
..  any redemption request received within 30 days of a change of address
..  any redemption request involving $100,000 or more

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC, such as banks, savings associations, credit unions, brokerage firms, and others.

EXCHANGING FUND SHARES

You may exchange Class S Shares for Class I Shares at their relative NAVs, but only if you are eligible to purchase Class I Shares of the Fund. This exchange privilege may be changed or withdrawn on 60 days written notice. Exchanges are processed the same business day the request is received, provided that the Fund's transfer agent receives the request by 4:00 p.m. ET, together with all the information necessary to process the exchange. Generally, an exchange between classes of shares of the same Fund is not taxable for Federal income tax purposes. You should talk to your tax advisor before making an exchange.




ADDITIONAL INFORMATION REGARDING REDEMPTIONS



Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


A shareholder's account may be closed if, upon the redemption of shares, the value of remaining shares is less than $1,000 ($500 in the case of individual retirement accounts, Coverdell Education Savings Accounts and employee benefit plans qualified under sections 401, 403(b)(7), 457 or 530 of the federal tax code and for investors using the Automatic Investment Plan (described above)). The shareholder will be given notice of at least 60 days and the opportunity to make additional investments that will increase the account's value so that it satisfies the minimum amount required.

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The Fund may suspend your ability to redeem when:


1. Trading on the NYSE is restricted;


2. The NYSE is closed (other than weekend and holiday closings);


3. The SEC has permitted a suspension; or


4. An emergency exists.





You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.


PERFORMANCE REPORTING

Determination of Net Asset Value (NAV)
Class S Shares of the Fund are sold, without a sales charge, at NAV. The NAV per share is calculated as of the close of regular trading on each day the NYSE is open for trading. NAV will not be calculated on any national holiday or any other day the NYSE is not open for trading.

NAV for Class S Shares is determined by adding the market value of all securities in the Fund's portfolio and any other assets attributable to Class S Shares, subtracting liabilities attributable to Class S Shares, and dividing by the total number of Class S Shares then outstanding. This is the price at which purchase or redemption of the Fund's Class S Shares is effected.

Each trading day, portfolio securities are valued at their last sale price as of the close of trading on the exchange representing the principal market for such securities, or at the mean of the closing bid and asked price for that day. Securities listed or traded on NASDAQ are valued at the NASDAQ official closing price. Any securities for which market quotations are not readily available are valued in good faith in a manner that best reflects their fair value.

Dividends and Distributions
The Fund pays dividends from its investment income once each quarter and pays any capital gains at least once each year. All dividends and distributions on Class S Shares are automatically reinvested in additional Class S Shares at NAV unless you choose to have them paid in cash. As a shareholder, you will receive a statement reflecting all payments made to your account.


TAX CONSEQUENCES AND YEAR-END REPORTING


Federal Income Taxes
To comply with tax law requirements, the Fund intends to make annual distributions of its investment income. For shares not held in a tax-deferred account, it is likely that a portion of each distribution (whether received in cash or reinvested in shares of the Fund) will be taxable to shareholders of the Fund as ordinary income and the remainder of such distribution will be taxable to shareholders as long-term capital gain. In general, only the portion, if any, of ordinary income dividends designated by the Fund as allocable to dividends received by the Fund from taxable domestic corporations (e.g., generally not from REITs) may qualify for taxation at the same rate as long-term capital gains. Moreover, even if there is any income received in the form of ordinary income

================================================================================

dividends which is subject to taxation at the same rates as long-term capital gain, such income will not be considered long-term capital gains for other Federal income tax purposes (e.g., holders will not be permitted to offset such income with capital losses).

Sales and other dispositions by a shareholder of his or her shares of the Fund generally will be treated as capital gain if the amount received by the shareholder in the sale exceeds the shareholder's tax basis in the shares and will be treated as a capital loss if the shareholder's tax basis in the Fund exceeds the amount received by the shareholder in the sale. A shareholder's tax basis in his or her shares generally will equal the cost of the shares plus the amount of any distributions reinvested in shares of the Fund. Any capital gain or loss will be long-term capital gain or loss if the shares sold have been owned by the shareholder for more than one year from the date of sale. Shareholders should consult their own tax advisers regarding the federal tax consequences of an investment in the Fund.

State and Local Taxes
Fund distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular state and local tax consequences of an investment in the Fund.


Taxation of Retirement Plans


Distributions by the Fund to qualified retirement plans will not be taxable (except to the extent attributable to the Fund's income from REITs allocable to the REIT investment in REMIC residual interests). However, if shares are held by a plan that ceases to qualify for tax-exempt treatment, the distributions will be taxable to the plan. If your institution is considering purchasing shares with qualified retirement plan assets, it should consult its own tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.


Year-End Tax Reporting
After the end of each calendar year, the Fund will send shareholders a report showing the amount and tax character of all dividends and distributions paid during the year.

REPORTS TO SHAREHOLDERS

The Fund sends a financial report to its shareholders on a semiannual basis. An annual report, which includes financial statements audited by an independent accounting firm, is sent to shareholders each year. Please visit our website at www.securitycapital.com or call toll-free 1-888-SECURITY for a copy of the Fund's most recent shareholder report.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE

No sooner than thirty days after the end of each fiscal quarter the Fund will make available a complete schedule of its portfolio holdings as of the last day of the quarter. You may view the Fund's schedule of portfolio holdings for the most recently completed quarter online at www.securitycapital.com or request a hard copy at no charge by calling 1-888-SECURITY.

================================================================================


PRIVACY POLICY

SC-R&M and Security Capital Real Estate Mutual Funds Incorporated (of which the Fund is a series) have adopted the following privacy policy:

Our Commitment to You Our Client
As a Security Capital investor, in addition to entrusting to our care your finances, you have provided us with personal and financial data. We understand that your relationship with us is based on trust. Because your personal and financial data is your private information, we hold ourselves to the highest standards with respect to its safekeeping and use. We pledge to you that in all cases we will act responsibly and in our best interests regarding such information. Therefore, we maintain physical, electronic and procedural safeguards to protect your private information. This means that we do not sell client information, whether it is your personal or financial information or the fact that you are a Security Capital client, to anyone under any circumstances. Instead, your information is used primarily by us to complete transactions that you request or to make you aware of additional products and services that we offer.

The Information We Collect About You
You typically provide personal information when you become a client of, invest in, or request a transaction that involves a Security Capital entity. This information may include any of the following:
..  Name and address
..  Social Security or taxpayer identification number
..  Net worth and/or income
..  Investment activity/knowledge
..  Accounts at other institutions

The Manner in Which We Handle Your Personal Information
As stated above, we do not sell information about current or former clients to third parties. Furthermore, we will not share such information, except as necessary to complete transactions at your request or to inform you of related financial services and/or products that we offer. Specifically, we may disclose such information to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of client materials, or as otherwise required by law. These companies will use this information only for the services for which they were hired, and are not permitted to use or share the information for any other purposes.


One Group Dealer Services, Inc.


In general, One Group Dealer Services, Inc., as distributor for the Fund, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Fund. From time to time, the Fund or companies that provide services to the Fund may provide to One Group Dealer Services, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for One Group Dealer Services, Inc. to perform services for the Fund. In such circumstances, One Group Dealer Services, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Fund to protect the security and confidentiality of the information.

================================================================================



Special Notice to California Consumers


The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.


Contact Us
If you have any questions or concerns regarding our Privacy Policy, please contact us by writing to: Privacy Management, c/o Legal Department, Security Capital, 11 S. LaSalle Street, 2nd Floor, Chicago, Illinois 60603.

                                   FINANCIAL

                                  HIGHLIGHTS


================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years.

Certain information in this table reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).




The information below has been derived from the Fund's financial statements. The Fund's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 have been audited by KPMG LLP. The Fund's financial statements for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 have been audited by Arthur Andersen LLP, the Fund's previous independent accountants. Arthur Andersen LLP's reports expressed an unqualified opinion on those financial statements. Arthur Andersen LLP ceased operations in 2002. The information for the six months ended June 30, 2004 has not been audited. The report of KPMG LLP, together with the Fund's annual (audited) and semi-annual (unaudited) financial statements, are included in the Statement of Additional Information, which is available upon request.



                                                          Six Months
                                                             Ended
                                                           June 30,
                                                             2004                 Years Ended December 31,
                                                          (Unaudited)   2003       2002      2001      2000      1999
Per Share Data /(1)/
Net asset value, beginning of period.....................    $14.46     $11.27    $12.16     $12.14     $9.37    $9.82
Income from investment operations:
  Net investment income..................................      0.24       0.33      0.40       0.57      0.44     0.45
  Net realized and unrealized gain (loss) on investments.      1.04       3.53     (0.43)      0.26      2.86    (0.39)
                                                           --------   --------  --------   --------  --------  -------
  Total from investment operations.......................      1.28       3.86     (0.03)      0.83      3.30     0.06
Less distributions:
  Dividends from net investment income...................     (0.25)     (0.33)    (0.40)     (0.57)    (0.44)   (0.45)
  Distributions from net realized gains..................        --      (0.34)    (0.37)     (0.24)       --       --
  Return of capital......................................        --         --     (0.09)        --     (0.09)   (0.06)
                                                           --------   --------  --------   --------  --------  -------
  Total distributions....................................     (0.25)     (0.67)    (0.86)     (0.81)    (0.53)   (0.51)
Net asset value, end of period...........................    $15.49     $14.46    $11.27     $12.16    $12.14    $9.37
Total return/(3)/........................................      8.84%     35.01%    (0.43)%     7.04%    35.83%    0.58%
Supplemental data and ratios:
  Net assets, end of period ($000).......................  $279,437   $298,358  $205,210   $160,635  $117,864  $50,949
  Ratio of expenses to average net assets/ (2), (4)/.....      1.28%      1.18%     1.21%      1.24%     1.35%    1.20%
  Ratio of net investment income to average net
   assets/ (2), (4)/.....................................      3.18%      2.59%     3.41%      4.96%     5.02%    4.18%
  Portfolio turnover rate................................     22.66%     67.24%    75.37%     91.20%    91.14%   49.66%





(1) The table shows financial highlights for the Fund's Class S shares. Prior to February 1, 2000, the Fund had two classes of shares: Class I (which has since been renamed Class S) and Class R. Effective February 1, 2000, Class R shares were converted to Class I shares (now Class S). The information in this table for 1999 reflects financial results for the formerly-designated Class I shares only, with the exception of net assets which are of both former Classes I and R.


(2) Without voluntary expense reimbursements of $12,239 and $256,747 for the years ended December 31, 2000 and 1999, respectively, the ratio of expenses to average net assets would have been 1.36% and 1.62%, respectively, and the ratio of net investment income to average net assets would have been 5.01% and 3.76%, respectively. For the six months ended June 30, 2004 and the years ended December 31, 2003, 2002 and 2001, there were no voluntary expense reimbursements.


(3)Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.


(4)Annualized.

================================================================================

TO LEARN MORE ABOUT THE FUND

.. See the Fund's current annual and semiannual reports for an in-depth discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

.. Review the Fund's Statement of Additional Information (which is incorporated by reference into this prospectus) for more details on the Fund's portfolio, investment policies, and operating procedures.

CONTACT US FOR MORE INFORMATION

Contact Security Capital Real Estate Mutual Funds Incorporated if you have questions or wish to obtain a free copy of these documents; simply call toll-free 1-888-SECURITY or access the website (www.securitycapital.com).

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act file number: 811-8033


SC-4035PROS

                                    [GRAPHIC]



                               SECURITY CAPITAL

                       U.S. REAL ESTATE SHARES--CLASS I



================================================================================

A mutual fund investing primarily in real estate securities in the United States

                                  PROSPECTUS


                              September   , 2004


  The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment or determined whether this prospectus is accurate or complete.
             Anyone who tells you otherwise is committing a crime.

                               SECURITY CAPITAL

                       U.S. REAL ESTATE SHARES--Class I


================================================================================



              TABLE OF CONTENTS
              The Fund Blueprint.............................. 2
                  Overview
                  Prior Investment Results
                  Shareholder Costs
              Building the Fund Portfolio..................... 6
                  The Investment Adviser and Management Team
                  Types of Investments
                  Investment Risks
                  How the Fund Manages Risk


             How the Fund is Managed........................... 11
                 Investment Process
             On Becoming a Shareholder......................... 12
                 Purchasing Fund Shares
                 Redeeming Fund Shares
                 Additional Information Regarding Redemptions
                 Performance Reporting
                 Tax Consequences and Year-End Reporting
                 Reports to Shareholders
                 Quarterly Portfolio Holdings Disclosure
                 Privacy Policy
             Financial Highlights.............................. 22

               To Learn More About the Fund........... Back Cover
               Contact Us for More Information........ Back Cover

A WORD TO POTENTIAL INVESTORS

The information in this prospectus is presented to help you decide whether the Fund matches your financial situation and investment goals.

The minimum initial investment in the Fund's Class I shares is $200,000. Class I shares are sold at net asset value (NAV) without a sales charge.

                                   THE FUND

                                   BLUEPRINT


================================================================================

                                   OVERVIEW

What are the Fund's investment objectives?
.. The Fund seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States.
.. Long-term, the Fund's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States.

What kind of investments does the Fund make?
.. The Fund invests primarily in real estate securities. It does not invest in real estate directly.



..  The Fund mainly invests in common stocks of real estate investment trusts
   ("REITs"), real estate operating companies ("REOCs") and other real estate companies. The Fund may also invest in other types of equity securities of real estate companies, including rights, warrants, convertible securities and preferred stocks. For a description of REITs and REOCs, please see "Types of Investments".

.. Typically, at least 80% of the Fund's assets are invested in equity securities of publicly traded real estate companies operating in the United States. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. In selecting securities for the Fund, the Fund's investment adviser looks for securities that it believes will provide shareholders with total returns which compare with other mutual funds that invest primarily in real estate securities.


.. The Fund also may invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies, the Fund' s main investment strategy is to invest in equity securities of companies in the real estate sector.


What type of investor might consider investing in the Fund?
Based on the Fund's investment goals and strategies, it might be suitable for investors who:
..  seek to diversify their investment holdings by adding a real estate component to their portfolio
..  have a long-term investment horizon
..  expect real estate to provide above-average investment returns over time

What are the chief risks of investing in the Fund?
An investment in the Fund involves risk. An investor in the Fund can lose money if the value of the Fund's investments declines.
..  Market risk. The prices of real estate securities will vary with conditions in the financial markets.
..  Real estate exposure. The Fund may be affected by the same factors that influence the value of real estate in general.
.. Interest rate risk. Higher mortgage rates can affect the profitability and liquidity of properties in the real estate market (and, therefore, can affect the value of the real estate securities associated with those properties).
.. Credit risk. A decline in the credit rating or perceived credit quality of a real estate company's debt can have a negative impact on the value of its stock.

================================================================================

.. Non-diversified portfolio. The Fund is non-diversified; therefore, the Fund may invest a greater percentage of its assets in the securities of one issuer than a diversified fund. Accordingly, the results of any one investment can have a significant impact on the Fund's performance--either good or bad.
.. Concentration risk. Because the Fund invests primarily in real estate securities, the Fund's reaction to real estate market variables may be greater than that of a fund that invests in more than one market sector.

..  Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan
   Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PRIOR INVESTMENT RESULTS


The future performance of a mutual fund cannot be predicted by looking at its performance in the past (before and after taxes). However, a review of its prior results can help illustrate the variability of returns that an investor in the Fund would have experienced over various time periods.


The total returns achieved by the Fund through the calendar years ended December 31, 1998 through December 31, 2003 are shown in the bar chart below. Total returns assume reinvestment of dividends and distributions.


The Fund currently offers two classes of shares, Class S (which are not offered in this prospectus) and Class I. The Fund's Class S shares (so designated from September 10, 2004) is the successor class to Security Capital U.S. Real Estate Shares (so designated from February 1, 2000 to September 10, 2004), which is the successor class to a class designated Class I shares (so designated from December 16, 1997 to February 1, 2000). Prior to December 16, 1997, the Fund had one class of shares: common stock of Security Capital Employee REIT Fund Incorporated. On December 16, 1997 that one class was split into two classes of shares: Class I (the predecessor class to Class S) and Class R. Effective February 1, 2000, the Class R shares were converted to then-designated Class I shares. The Class S returns shown in the bar chart below do not reflect returns of the formerly-designated Class R shares for 1998 and 1999. The five-year Average Annual Total Returns and returns from April 23, 1997 shown in the table below do not reflect returns for the formerly-designated Class R shares from December 16, 1997 to February 1, 2000, the period that Class R shares were in existence.

================================================================================

Security Capital U.S. Real Estate Shares Comparative Returns vs. Industry Benchmarks Average Annual Total Returns for the Periods Ended December 31, 2003 (Class S shown)/(4)/

                                                     One-Year Five-Year April 23, 1997/(1)/
                                                       2003     2003     to Dec. 31, 2003
SC-U.S. Real Estate Shares (Class S):
  Return Before Taxes                                 35.01%   14.47%         12.62%
  Return After Taxes on Distributions                 33.17%   12.47%         10.18%
  Return After Taxes on Distributions and Sale of
  Fund Shares                                         23.12%   11.38%          9.44%
  Dow Jones Wilshire Real Estate Securities
  Index/(2)/ (reflects no deduction for fees,
  expenses or taxes)                                  37.06%   14.47%         10.78%
  NAREIT Equity Index /(3)/ (reflects no deduction
  for fees, expenses, or taxes)                       37.14%   14.34%         10.74%

This table compares the Fund's results to the Dow Jones Wilshire Real Estate Securities Index/(2)/ ("WARESI") and the NAREIT (National Association of Real Estate Investment Trusts) Equity Index./(3) /It provides some indication of the risks of investing in the Fund by comparing the Fund's performance with two broad measures of market performance. The calculation of total return assumes reinvestment of all capital gains and income dividends. Results shown for the indices also assume the reinvestment of dividends. No fees or taxes are deducted from the total returns of the indices. Because the indices are not managed investments, no operating expenses are deducted from their total returns.

After-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
/(1)/The effective date of the Fund's registration statement with the
    Securities and Exchange Commission.
/(2)/The WARESI is an unmanaged, broad based, market capitalization-weighted index comprised of publicly traded REITs and REOCs, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate. Beginning in April 2004, the Wilshire Real Estate Securities Index was renamed the Dow Jones Wilshire Real Estate Securities Index due to an agreement between Dow Jones and Wilshire Associates to co-brand and calculate the index. The ticker symbol (WARESI) remains unchanged as a result of this agreement.
/(3)/The NAREIT Equity Index is an unmanaged index of publicly traded U.S.
    tax-qualified REITs that have 75% or more of their gross invested book assets invested in the equity ownership of real estate.

/(4)/Because Class I is a new class of shares without historical return data, Average Annual Total Returns are shown for Class S shares of the Fund, which are not offered in this prospectus. The Average Annual Total Returns for Class I shares would be substantially similar to the returns for Class S shares because both classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the two classes have different expenses.


Security Capital U.S. Real Estate Shares Calendar Year Total Returns (Class S shown)/(1)/

                                    [CHART]

 1998    1999    2000   2001    2002   2003
-------  -----  ------  -----  ------  ----
-11.94%  0.58%  35.83%  7.04%  -0.43%  35.01%

The Fund's best quarterly performance for Class S shares during this time period was a gain of 13.73% for the quarter ended June 30, 1999. Its worst quarterly performance was a -10.14% loss for the quarter ended September 30, 1998.
/(1)/Because Class I is a new class of shares without historical return data, total returns shown are for Class S shares of the Fund, which are not offered in this prospectus. The annual returns for Class I shares would be substantially similar to the returns for Class S shares because both classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the two classes do not share the same expenses.

================================================================================


SHAREHOLDER COSTS

Fees and Expenses

The table describes fees and expenses shareholders may pay if they buy and hold Class I shares of the Fund.


Shareholder Transaction Expenses--Class I (paid directly from your investment)
.. Maximum sales charge (load) imposed on purchases (as a percentage of offering price)  none
.. Maximum deferred sales charge (load)                                                  none
.. Maximum sales charge (load) imposed on reinvested dividends and other distributions   none
.. Redemption fee (as a percentage of amount redeemed, if applicable)                    none
.. Exchange fee                                                                          none

Annual Fund Operating Expenses--Class I (expenses that are deducted from fund assets)
.. Management fees                                                                      0.60%
.. Distribution and/or service (12b-1) fees                                             0.00%
.. Other expenses /(1)/                                                                 0.33%
.. Total annual fund operating expenses                                                 0.93%


(1)Class I shares were not offered for sale during the Fund's fiscal year ended December 31, 2003. The "Other expenses" shown in the table are estimated expenses based on Class S Shares.


Examples

What are the costs to the typical investor?

To help you compare the costs of investing in Class I shares of the Fund with those of other funds, the following examples illustrate the typical expenses a shareholder would pay on a $10,000 investment over various time periods.



The following calculations assume that the Fund's operating expenses for Class I shares remained the same and that a 5% return was earned on your investment each year. Although your actual costs may be higher or lower than those shown in the example, based on these assumptions, if you were to redeem or continue to hold its shares at the end of the period indicated, your costs would be:


                                 1 YEAR 3 YEARS
                                 --------------
                                  $95    $297

                                 BUILDING THE

                                FUND PORTFOLIO


================================================================================


Security Capital U.S. Real Estate Shares is a series of Security Capital Real Estate Mutual Funds Incorporated (SC-REMFs). The following sections provide basic information about the Fund's management team and investment operations.

THE INVESTMENT ADVISER AND MANAGEMENT TEAM


Security Capital Research & Management Incorporated (SC-R&M), which is registered as an investment adviser with the Securities and Exchange Commission
(SEC), commenced operations in January 1995. Its offices are located at 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603. SC-R&M is a wholly-owned subsidiary of Banc One Investment Advisors Corporation. Banc One Investment Advisors Corporation is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.


SC-R&M, under the supervision of the directors of SC-REMFs, provides investment advice and conducts the investment management activities of the Fund. A team of full-time SC-R&M professionals, working together as the Fund's Portfolio Management Committee, is primarily responsible for overseeing the day-to-day operations of the Fund.


SC-R&M has assets under management of more than $4.4 billion (as of June 30, 2004).



For services provided as investment adviser to the Fund, SC-R&M is paid an annual management fee equal to 0.60% of the average daily net asset value of the Fund's shares. The aggregate management fee paid to SC-R&M was .60% of the average daily net asset value of the Fund's shares during the fiscal year ended December 31, 2003.


TYPES OF INVESTMENTS

In seeking to achieve the Fund's investment objectives, the Fund's Portfolio Management Committee uses the following types of investments and investment policies, which may be changed by the Fund's board of directors without shareholder approval.

Real Estate Securities

The Fund will invest, under normal market conditions, at least 80% of its assets in equity securities of publicly traded real estate companies operating in the United States. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. The real estate securities in which the Fund may invest include:

..  real estate investment trusts (REITs)
..  real estate operating companies (REOCs)
..  common stocks
..  rights or warrants to purchase common stocks
..  convertible securities
..  preferred stocks

================================================================================


Real Estate Investment Trusts (REITs)
The Fund may invest without limit in shares of REITs, which pool investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

Real Estate Operating Companies (REOCs)
A REOC is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in such real estate).




Foreign Securities


The Fund may invest up to 15% of its total assets in foreign securities.


Temporary Defensive Investments
To respond to adverse market, economic or political conditions, the Fund may make temporary defensive investments in cash and short-term money market instruments, including domestic bank obligations and repurchase agreements. Such investments need not be issued by a real estate company.

Under normal circumstances, it is not likely that the Fund will invest a substantial portion of its assets in such securities. However, while the Fund is engaged in a temporary defensive position, it may invest up to 100% of total assets in such securities.

If the Fund makes temporary defensive investments, such investments might not be consistent with the Fund's investment objectives. Therefore, during the period of time when such investments are held, these objectives might not be met.

INVESTMENT RISKS

All investments involve some degree of risk. While all mutual funds, including this one, employ techniques and practices to limit risk, there is always a possibility that investors may earn a smaller return than expected or lose some or all of their investment.

For this reason, an investment in the Fund should be considered a long-term investment. Before investing, investors should read this prospectus carefully and come to understand the risks described below.

Please note that the most significant risks of investing in the Fund are those associated with investing in the real estate market. These risks could have a direct impact on the Fund's net asset value, yield, and total return.

================================================================================


Real Estate Exposure
The Fund will not invest in real estate directly, but its investments will be highly concentrated in real estate securities (see "Types of Investments"). The value of real estate securities, of course, will be affected by many of the factors that affect the value of real estate.

As a result, the Fund is subject to investment risks that are similar to those associated with direct ownership of real estate. For example, general or local economic conditions could contribute to:
..  a decline in the value of commercial or residential properties
..  extended vacancies of properties
..  increases in property taxes and operating expenses
..  changes in interest rates

Real estate markets in general could also be affected by a range of variables that could contribute to a fluctuation in the value of real estate securities, including:
..  variations in supply and demand
..  increased competition or overbuilding
..  changes in existing laws
..  environmental issues

Other important risk factors that could affect the value of a real estate security might apply to individual properties or the issuers of particular securities:
..  casualty or condemnation losses
..  legal liabilities for injury or damages
..  operating losses

Investing in REITs and REOCs
The Fund's investments in REITs and REOCs (together "real estate securities") are subject to the same general investment risks as those described under "Real Estate Exposure."

In general, the performance of real estate securities is dependent on the management skills of their managers and of the operators of the real estate properties in which they invest. Also, real estate securities may be affected by changes in the value of the underlying property owned by such entities.


Under certain conditions, real estate securities could possibly fail to qualify for tax-free pass-through of their income, resulting in a tax liability for shareholders (such as the Fund). Real estate securities also generate certain expenses that would be paid indirectly by Fund shareholders.


The Fund may not be able to sell illiquid securities at a time when it would be appropriate to do so and, therefore, the Fund may be disadvantaged.

Market Risk
The prices of the common stocks of REITs and REOCs, and other securities in which the Fund invests, will fluctuate from day to day and may--in either the near-term or over the long run--decline in value. The value of the Fund may be affected by a decline in financial markets in general.

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Interest Rate Risk
As interest rates fluctuate, mortgage rates and other lending rates will increase or decrease, which could affect the value of the Fund's portfolio. Higher mortgage rates, for example, could make properties less profitable or more difficult to sell (as credit becomes more costly). Such conditions could depress the prices of the securities in which the Fund invests over either short- or long-term periods.


The values of government and other fixed-income securities in which the Fund may invest are subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued fixed-income securities generally rise. When prevailing interest rates rise, the values of already-issued fixed-income securities generally fall. The magnitude of these fluctuations will often be greater for fixed-income securities having longer maturities than for shorter-term fixed-income securities.


Credit Risk
The performance of the Fund may be affected by the credit ratings or perceived credit quality of the real estate companies in which it invests. For example, if a real estate company's credit rating is downgraded, or if market conditions suggest that its ability to service its debt may be impaired in the future, the price of its stock may decline, thereby affecting the value of the Fund portfolio.


Government and other fixed-income securities in which the Fund may invest are subject to the risk that the issuer of the security might not make interest and principal payments on the security as it becomes due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of the security and of the Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's fixed-income securities.


Performance Risk
There can be no assurance that the Fund will meet its investment objectives. As with any mutual fund, the performance of the Fund will vary and may not match that of similar funds or relevant benchmark indexes. The value of fund shares will vary and, when sold, may be worth more or less than their original cost.

Concentration Risk
The Fund is non-diversified. This means that the proportion of its assets that can be invested in the securities of a single issuer is not limited by law. In addition, the Fund generally will invest in a smaller number of individual issuers than a diversified investment company. As a result, the economic, political, or regulatory conditions that affect these issuers may have a greater impact on the Fund than on a similar fund that is more diversified.

Similarly, because the Fund concentrates its investments in the real estate industry, it is susceptible to the same risks that direct ownership of real estate would entail. Therefore, its performance will be more dependent on conditions in the real estate industry than a fund that invests in a more diverse range of industries or market sectors.

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Foreign Securities Risk


Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.


Portfolio Turnover

A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try and achieve its investment objectives and may have a portfolio turnover in excess of 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund and may reduce performance. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions.


HOW THE FUND MANAGES RISK

As the Fund seeks to reduce investment risk, it will--under normal market conditions--adhere to the following guidelines; which may be changed by the Fund's board of directors without shareholder approval:

With respect to the Fund's total assets:
.. not more than 15% of the Fund's market value will be invested in the securities of a single issuer

With respect to 50% of the market value of its total assets:
.. the Fund will not own more than 10% of the outstanding voting securities of a single issuer

Under certain circumstances, the Fund may also invest up to 100% of its assets in temporary defensive investments (see "Types of Investments").

                                 HOW THE FUND

                                  IS MANAGED


================================================================================


The Fund follows a disciplined, research-driven investment approach. The key elements of this approach are outlined below.

INVESTMENT PROCESS

The organization and investment processes of SC-R&M reflect our belief that superior investment results are achieved through a dedication to proprietary, fundamental research. Our investment process focuses on three fundamental research disciplines that we believe play an important role in the performance and pricing of real estate companies:
..  Real Estate Research
..  Company Analysis
..  Market Strategy

Real Estate Research
Research analysts focus on understanding the market pressures and factors that affect rent growth, occupancy and development. This understanding provides perspectives on future supply and demand trends for property types in various markets and the relative impact for different companies.

Company Analysis
Investment analysts focus on analyzing real estate companies within the Fund's defined universe of investments and modeling their cash flow potential. They form a complete assessment of the company's assets, operating management team and strategies through company and property visits, careful scrutiny of regulatory filings and fieldwork. The recurring output of the investment analysts includes a detailed five-year cash flow forecast, an analysis of NAV, and a detailed qualitative assessment of each company.

Market Strategy
The Market Strategy team focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in the covered universe of the companies. This effort requires consideration of the risks underlying the securities as well as the appetite for, and pricing of, risk in the broader equity and capital markets. With this understanding, discount rates and terminal multiples are set that govern the key discounted cash flow models and other valuation models employed. The definition and execution of trading strategies is also an important function of the Market Strategy team.

The investment process integrates the three disciplines under the broad direction of the Portfolio Management Committee, the decision-making body for investment strategies. The Committee meets formally on a weekly basis and informally throughout the week to evaluate emerging real estate research and company analysis, as well as key recurring reports to create price forecasts to construct a highly focused target portfolio for the Fund. This target portfolio integrates the critical real estate and capital market expertise that helps to identify the most attractive investment opportunities.

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                                 ON BECOMING A

                                  SHAREHOLDER



================================================================================


PURCHASING FUND SHARES

Where can I buy shares?
Institutional investors may purchase Fund shares:

..  Directly through One Group Dealer Services, Inc. (the "Distributor").


Who may purchase Class I shares?
Class I shares may be purchased by:

.. Institutional investors such as corporations, pension and profit sharing plans, foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase & Co. Accounts may be opened with the Fund's transfer agent.

.. Instructions for buying or redeeming Class I shares must be submitted by the institution, not by the individual for whose benefit the shares are held. Individual investors may not buy Class I shares directly.
..  If you have questions about eligibility, please call 1-888-SECURITY.
.. The Fund also issues another class of shares which have different expense levels and performance. Please call 1-888-SECURITY to obtain more information concerning the Fund's other share class.

When can I buy shares?
.. Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays:
   New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
.. Purchase requests received by the Fund's transfer agent in proper form before 4:00 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund's transfer agent after the NYSE closes will be effective the following business day.



.. The Fund does not authorize market timing and uses reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The Fund or its distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of shares of the Fund that indicates market timing or trading that they determine is abusive.


 . The Fund uses policies and procedures that employ a variety of methods to identify market timers, including reviewing "round trips" in and out of Fund by investors. A "round trip" includes a purchase into the Fund followed by a redemption out of the Fund. The Fund's distributor will reject your purchase

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   orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Fund's distributor may also consider activity of accounts that it believes to be under common ownership or control.
 . Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable effectively to identify market timers, long-term investors may be adversely affected. Although the Fund uses a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

 . Subject to the foregoing, the Fund will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases and redemptions made on a systematic basis, automatic reinvestments of dividends and distributions or purchases or redemptions that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program.

 . In addition to rejecting purchase orders in connection with suspected market timing activities, the Fund's distributor can reject a purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your broker or intermediary agent may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders.
.. Shares are electronically recorded. Therefore, certificates will not be issued.

How much do shares cost?


.. All purchases of the Fund's Class I shares are made at the net asset value determined after the receipt of your payment by the Fund's transfer agent. All shares purchased, together with any dividends and capital gains that are paid in additional shares, will be credited to this account.

How do I open an account?
1. Read the prospectus carefully.
2. Decide how much you want to invest.
 . The minimum initial investment is $200,000. Initial investments may be made only by mail or wire.
 . You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. The Fund reserves the right to waive any investment minimum.
.. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When an institution opens an account, the Fund will ask for that institution's name, business street address, and other information that will allow the Fund to identify it including its tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject new account applications if the required identifying information is not provided.

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 .  The Fund will attempt to collect any missing information required on the account application by contacting either the institution or the transfer agent. If the Fund cannot obtain this information within the established time frame, the account application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned without interest if an account application is rejected. If the required information is obtained, the investment will be accepted and the institution will receive the NAV next calculated after all of the required information is received.

 . Once the Fund has received all of the required information, federal law requires the Fund to verify an institution's identity. After an account is opened, the Fund may restrict an institution's ability to purchase additional shares until its identity is verified. If the Fund is unable to verify an institution's identity within a reasonable time, the Fund reserves the right to close the account at the current day's NAV. If an account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. To open an account, follow the procedures outlined below:

By Mail
1. Complete and sign the account application.
2. Enclose a check or money order drawn on a U.S. bank, savings and loan, or credit union (made payable to "Security Capital U.S. Real Estate Shares--Class I").
3. Send the application and payment to one of the following addresses:

 .    Via U.S. Mail
      Boston Financial Data Services
      Attn: Security Capital Real Estate Mutual Funds Incorporated
      P.O. Box 8121
      Boston, Massachusetts 02266-8121

 .    Via Overnight Delivery Service
      Boston Financial Data Services
      Attn: Security Capital Real Estate Mutual Funds Incorporated
      66 Brooks Drive
      Braintree, Massachusetts 02184

By Wire
1.Call toll-free 1-800-409-4189 prior to wiring any funds in order to obtain a confirmation number and to ensure prompt and accurate handling of your investment. A completed application must be on file before funds are wired.

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2. Use the following instructions to wire your investment to:

 .    State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02101
      ABA Number 011000028
      DDA Number 9905-378-7
      Security Capital Real Estate Mutual Funds Incorporated
      Shareholder Registration
      Shareholder Fund and Account Number

All Investments
..  Customer orders will be priced at the Fund's NAV (see "Determination of Net
   Asset Value") computed after they are accepted by the Fund's transfer agent. To be priced at the Fund's NAV computed as of the same day an order is accepted, the Fund's transfer agent must have accepted such order before the close of regular trading on that day.
.. Payment must be in U.S. funds. Neither cash nor third-party checks will be accepted. If an institution's check does not clear, a service fee of $20 will be charged.
.. All funds will be invested in full and fractional shares. A confirmation indicating the details of each purchase will be sent promptly after each transaction.

Additional Investments

If you wish to purchase additional shares, the minimum for subsequent investments is $5,000. The Fund reserves the right to waive any investment minimum. These share purchases may be made by mail, by wire, or by telephone as described below.


By Mail
1. When making an additional investment by mail, please use the Additional Investment Form provided on the lower portion of your account statement.
2. Enclose a check or money order drawn on a U.S. bank, savings and loan, or credit union (made payable to "Security Capital U.S. Real Estate Shares--Class I").
3. Send the form and payment to one of the addresses listed under By Mail in the "Initial Investment" section above.

By Wire
1. To make an additional purchase by wire, call toll-free 1-800-409-4189 for complete wiring instructions.

By Telephone
1. Call toll-free 1-800-409-4189 to request a purchase of additional shares by making an account transfer. (Please note that your institution must have previously elected the telephone purchase option in writing.) The bank account that is the source of the additional funds must be held at a domestic financial institution that is an Automated Clearing House (ACH) member.

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2. To purchase shares at the NAV determined at the close of any given trading day, the transfer agent must receive a purchase order by telephone before the close of regular trading on that day.

REDEEMING FUND SHARES

When can I redeem shares?
Institutional investors may redeem all or some of their shares on any day that the Fund is open for business by mail, by telephone or by wire, through the Fund's transfer agent.
.. The Fund's transfer agent must have accepted the redemption order before the close of regular trading on that day for the Fund to be priced at NAV as of the same day the order is accepted.

How do I redeem shares?

By Telephone
Call the transfer agent toll-free at 1-800-409-4189 to request a redemption of shares. (PLEASE NOTE THAT YOU MUST HAVE PREVIOUSLY ELECTED THE TELEPHONE REDEMPTION OPTION IN WRITING.)

By Mail and By Wire
1. For most redemption requests, institutions need only furnish a written, unconditional request stating the number of the shares (or the exact dollar amount) they wish to redeem. The request must be signed exactly as the shares are registered.
2. Send the written redemption request to Security Capital Real Estate Mutual Funds Incorporated at one of the addresses listed under By Mail in the "Initial Investment" section.
3. Your institution may have its redemption proceeds wired to a commercial bank that it has authorized on its account application (a service fee of $12 will be charged for wire redemptions). Otherwise, a check for the proceeds will be mailed to your institution at the address of record for its account.

Once the redemption request has been accepted, the Fund normally will mail redemption proceeds on the next business day, and no later than seven business days after it receives and accepts the request. When a purchase has been made by check, the Fund may hold payment of redemption proceeds until reasonably satisfied that the check has cleared. This may take up to 12 days.

Redemption proceeds will be mailed directly to your institution or transferred to a predesignated account. To change the designated account, a written request with signature(s) guaranteed must be sent to the Fund's transfer agent. No telephone redemptions will be allowed within 30 days of such a change.

The Fund reserves the right to limit the number of telephone redemptions made by an institution.

For Your Protection
To help ensure the integrity of your account, the Fund employs the following reasonable measures to protect against unauthorized redemption of Fund shares. These include:
.. The Fund may require some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.

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..  Once a telephone redemption request has been made, it may not be modified or canceled.
.. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact before a redemption request made by mail or by wire is granted.
.. Any written redemption requests received within 30 days after an address change must be accompanied by a signature guarantee (see "Signature Guarantees" below).
.. The Fund reserves the right to refuse any telephone redemption in whole or in part.

Assuming procedures such as the above have been followed, the Fund will not be liable for any loss, cost, or expense for acting upon an institution's telephone instructions or for any unauthorized telephone redemption.

Signature Guarantees
Signature guarantees are required for any of the following transactions:
..  redemption requests mailed to or wired to a person other than the registered owner(s) of the shares
..  redemption requests to be mailed to or wired to an address other than the account's address of record
..  any redemption request received within 30 days of a change of address

..  any redemption request involving $100,000 or more


A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC, such as banks, savings associations, credit unions, brokerage firms, and others.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS




Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.



Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem all shares and close the account if your account value falls below the minimum required balance. An institutional investor will be given at least 60 days notice and the opportunity to make additional investments that will increase the account's value so that it satisfies the minimum required balance. For information on minimum required balances, please read "Purchasing Fund Shares--How do I open an account?"





The Fund may suspend your ability to redeem when:


1. Trading on the NYSE is restricted;


2. The NYSE is closed (other than weekend and holiday closings);


3. The SEC has permitted a suspension; or


4. An emergency exists.





You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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PERFORMANCE REPORTING

Determination of Net Asset Value (NAV)
Class I shares of the Fund are sold, without a sales charge, at NAV. The NAV per share is calculated as of the close of regular trading on each day the NYSE is open for trading. NAV will not be calculated on any national holiday or any other day the NYSE is not open for trading.

NAV for Class I shares is determined by adding the market value of all securities in the Fund's portfolio and any other assets attributable to Class I shares, subtracting liabilities attributable to Class I shares, and dividing by the total number of Class I shares then outstanding. This is the price at which purchase or redemption of the Fund's Class I shares is effected.

Each trading day, portfolio securities are valued at their last sale price as of the close of trading on the exchange representing the principal market for such securities, or at the mean of the closing bid and asked price for that day. Securities listed or traded on NASDAQ are valued at the NASDAQ official closing price. Any securities for which market quotations are not readily available are valued in good faith in a manner that best reflects their fair value.

Dividends and Distributions

The Fund pays dividends from its investment income once each quarter and pays any capital gains at least once each year. All dividends and distributions on Class I shares are automatically reinvested in additional Class I shares of the Fund at NAV unless your institution chooses to have them paid in cash. As a shareholder, your institution will receive a statement reflecting all payments made to your account.


TAX CONSEQUENCES AND YEAR-END REPORTING

Federal Income Taxes
Unless Class I shares are held in a tax deferred account, your institution should be aware of the following implications of investing in the Fund. To comply with tax law requirements, the Fund intends to make annual distributions of its investment income. It is likely that a portion of each distribution (whether received in cash or reinvested in Class I shares of the Fund) will be taxable to shareholders of the Fund as ordinary income and the remainder of such distribution will be taxable to shareholders as long-term capital gain. In general, only the portion, if any, of ordinary income dividends designated by the Fund as allocable to dividends received by the Fund from taxable domestic corporations (e.g., generally not from REITs) may qualify for taxation at the same rate as long-term capital gains. Moreover, even if there is any income received in the form of ordinary income dividends which is subject to taxation at the same rates as long-term capital gain, such income will not be considered long-term capital gains for other Federal income tax purposes (e.g., holders will not be permitted to offset such income with capital losses).

Sales and other dispositions by a shareholder of its Class I shares of the Fund generally will be treated as capital gain if the amount received by the shareholder in the sale exceeds the shareholder's tax basis in the shares and will be treated as a capital loss if the shareholder's tax basis in the Class I shares exceeds the amount received by the shareholder in the sale. A shareholder's tax basis in its shares generally will equal the

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cost of the shares plus the amount of any distributions reinvested in shares of the Fund. Any capital gain or loss will be long-term capital gain or loss if the shares sold have been owned by the shareholder for more than one year from the date of sale. Shareholders should consult their own tax advisers regarding the federal tax consequences of an investment in the Fund.

State and Local Taxes
Fund distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular state and local tax consequences of an investment in the Fund.

Taxation of Retirement Plans
Distributions by the Fund to qualified retirement plans generally will not be taxable (except to the extent attributable to the Fund's income from REITs allocable to the REIT investment in REMIC residual interests). However, if shares are held by a plan that ceases to qualify for tax-exempt treatment, the distributions will be taxable to the plan. If your institution is considering purchasing shares with qualified retirement plan assets, it should consult its own tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Year-End Tax Reporting
After the end of each calendar year, the Fund will send shareholders a report showing the amount and tax character of all dividends and distributions paid during the year.

REPORTS TO SHAREHOLDERS

The Fund sends a financial report to its shareholders on a semiannual basis. An annual report, which includes financial statements audited by an independent accounting firm, is sent to shareholders each year. Please visit our website at www.securitycapital.com or call toll-free 1-888-SECURITY for a copy of the Fund's most recent shareholder report.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE

No sooner than thirty days after the end of each fiscal quarter the Fund will make available a complete schedule of its portfolio holdings as of the last day of the quarter. You may view the Fund's schedule of portfolio holdings for the most recently completed quarter online at www.securitycapital.com or request a hard copy at no charge by calling 1-888-SECURITY.

PRIVACY POLICY

SC-R&M and Security Capital Real Estate Mutual Funds Incorporated (of which the Fund is a series) have adopted the following privacy policy:

Our Commitment to You Our Client
As a Security Capital investor, in addition to entrusting to our care your finances, you have provided us with personal and financial data. We understand that your relationship with us is based on trust. Because your

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personal and financial data is your private information, we hold ourselves to the highest standards with respect to its safekeeping and use. We pledge to you that in all cases we will act responsibly and in your best interests regarding such information. Therefore, we maintain physical, electronic and procedural safeguards to protect your private information. This means that we do not sell client information, whether it is your personal or financial information or the fact that you are a Security Capital client, to anyone under any circumstances. Instead, your information is used primarily by us to complete transactions that you request or to make you aware of additional products and services that we offer.

The Information We Collect About You
You typically provide personal information when you become a client of, invest in, or request a transaction that involves a Security Capital entity. This information may include any of the following:
..  Name and address
..  Social Security or taxpayer identification number
..  Net worth and/or income
..  Investment activity/knowledge
..  Accounts at other institutions

The Manner in Which We Handle Your Personal Information
As stated above, we do not sell information about current or former clients to third parties. Furthermore, we will not share such information, except as necessary to complete transactions at your request or to inform you of related financial services and/or products that we offer. Specifically, we may disclose such information to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of client materials, or as otherwise required by law. These companies will use this information only for the services for which they were hired, and are not permitted to use or share the information for any other purposes.


One Group Dealer Services, Inc.


In general, One Group Dealer Services, Inc., as distributor for the Fund, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Fund. From time to time, the Fund or companies that provide services to the Fund may provide to One Group Dealer Services, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for One Group Dealer Services, Inc. to perform services for the Fund. In such circumstances, One Group Dealer Services, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Fund to protect the security and confidentiality of the information.



Special Notice to California Consumers


The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial

================================================================================


intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.


Contact Us
If you have any questions or concerns regarding our Privacy Policy, please contact us by writing to: Privacy Management, c/o Legal Department, Security Capital, 11 S. LaSalle Street, 2/nd/ Floor, Chicago, Illinois 60603.

                                   FINANCIAL

                                  HIGHLIGHTS


================================================================================


This section would ordinarily contain financial highlights. Because Class I Shares of the Fund were not in existence as of December 31, 2003, there are no financial highlights for the Class I shares of the Fund.

================================================================================

TO LEARN MORE ABOUT THE FUND

.. See the Fund's current annual and semiannual reports for an in-depth discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

.. Review the Fund's Statement of Additional Information (which is incorporated by reference into this prospectus) for more details on the Fund's portfolio, investment policies, and operating procedures.

CONTACT US FOR MORE INFORMATION

Contact Security Capital Real Estate Mutual Funds Incorporated if you have questions or wish to obtain a free copy of these documents; simply call toll-free 1-888-SECURITY or access the website (www.securitycapital.com).

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act file number: 811-8033


SC-403IPROS

                                     [Logo]
                    SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS
                                  Incorporated

                       11 South LaSalle Street, 2nd Floor
                             Chicago, Illinois 60603

                       STATEMENT OF ADDITIONAL INFORMATION

             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
               Security Capital U.S. Real Estate Shares - Class S
               Security Capital U.S. Real Estate Shares - Class I


                                                              September   , 2004
                                                                        --


     Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs") is an open-end management investment company organized under Maryland law with one investment portfolio ("Fund"): Security Capital U.S. Real Estate Shares. The Fund offers two classes of shares, Security Capital U.S. Real Estate Shares - Class S ("Class S Shares") and Security Capital U.S. Real Estate Shares - Class I ("Class I Shares"). Security Capital Research & Management Incorporated ("SC-R&M") serves as investment adviser to the Fund.


     This Statement of Additional Information is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus
for Class S Shares or Class I Shares of the Fund dated September   , 2004
                                                                 --
("Prospectuses"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses, additional copies of which may be obtained without charge by writing or calling toll free 1-888-SECURITY.


                                Table of Contents


                                                                        Page
                                                                        ----
Investment Objectives and Policies ..................................      2

Investment Restrictions .............................................      7

Management of SC-REMFs ..............................................      8

Distribution and Servicing Plan .....................................     16

Other Distribution and/or Servicing Arrangements ....................     17

Codes of Ethics .....................................................     17

Portfolio Proxy Voting ..............................................     17

Determination of Net Asset Value ....................................     17

Redemption of Shares ................................................     18

Portfolio Transactions and Brokerage ................................     18

Taxation ............................................................     19

Fund History, Organization and Description of Capital Stock .........     24

Performance Information .............................................     25

Counsel and Independent Registered Public Accounting Firm ...........     27

Financial Statements ................................................     28

                       INVESTMENT OBJECTIVES AND POLICIES


     The following discussion of the investment objectives and policies of the Fund supplements, and should be read in conjunction with, the information regarding the Fund's investment objectives and policies set forth in the Fund's Prospectuses. This discussion includes supplemental information regarding investments and investment strategies that the Fund may use and the risks they entail. Except as otherwise provided below under "Investment Restrictions," the Fund's investment policies are not fundamental and may be changed by SC-REMFs' Board of Directors without the approval of the shareholders; however, the Fund will not change its investment policies without written notice to shareholders.



Government Securities

     Securities issued by U.S. government agencies or instrumentalities may not be guaranteed by the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when SC-R&M believes the credit risk presented by the obligations is determined to be minimal.

     Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae") and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association ("Fannie Mae"), are supported by the right of the issuer to borrow from the Treasury; and still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), are supported only by the credit of the instrumentality.

U.S. Treasury Obligations

     The Fund may invest in bills (maturities of one year or less when issued), notes (maturities of from one to ten years) and bonds (maturities of more than ten years) issued by the U.S. Treasury. Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal, so the credit risk (discussed below) of these securities is minimal. Treasury securities are subject to interest rate risk (discussed below). The Fund may also invest in separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). The Fund may also invest in Inflation Indexed Treasury Obligations.


Other Fixed-Income Securities

     The Fund may also invest in other investment grade fixed-income securities, and cash and cash equivalents.


Credit Risk


     Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield fixed-income securities are subject to credit risk to a greater extent than lower-yield, higher-quality debt securities. The Fund's investment grade fixed-income securities are rated at least "Baa" by Moody's Investors Service, Inc., at least "BBB" by Standard & Poor's (a division of The McGraw-Hill Companies, Inc.) or Fitch, Inc., or have comparable ratings by another nationally recognized statistical rating organization.


Interest Rate Risk

     Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in prevailing interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in prevailing interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from them. However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those valuations.

Preferred Stock

     Preferred stock is a class of stock that generally pays dividends at a specified rate. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company's financial condition and on overall market and economic conditions. Preferred stock dividends may be cumulative or non-cumulative. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before the issuer can pay dividends on common shares.

     If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates prior to maturity decline. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

     Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital as debt securities and may not offer the same degree of assurance of continued income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of its liquidation.


Foreign Investments

The Fund may invest in certain obligations or securities of foreign issuers. Possible investments include commercial paper of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers' Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result; it may be difficult to obtain information about EDRs and GDRs.

Risk Factors of Foreign Investments

     Political. Foreign investments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

     Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

     Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

     Limitations on the Use of Foreign Investments. Investments in all types of foreign obligations or securities will not exceed 15% of the net assets of the Fund.


Illiquid Securities


     The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.


     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and securities that are otherwise not readily marketable. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven business days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Securities and Exchange Commission (the "SEC") has adopted Rule 144A which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers.


     SC-R&M will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, SC-R&M will consider, among other factors, the following:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Convertible Securities


     The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.


     The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

     Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero Coupon Bonds


     The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.


     The discount on zero coupon securities ("original issue discount") must be taken into income ratably by the Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income to its shareholders each year for income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its corresponding Fund's distribution requirements.

     The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.


Eurodollars and Yankee Dollars

     The Fund may invest in obligations of foreign branches of U.S. banks (denominated in Eurodollars) and U.S. branches of foreign banks ("Yankee dollars") as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Rights and Warrants

       The Fund may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants pay no dividends and confer no rights other than a purchase option. Thus, if a right or warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the right or warrant.



Investment Company Securities

     Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act, except as otherwise provided by the Fund's other fundamental or non-fundamental investment restrictions. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

Repurchase Agreements

     The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by SC-R&M. The Board of Directors has delegated to SC-R&M the primary responsibility, subject to the Board's general oversight, for monitoring and evaluating the Fund's use of repurchase agreements, including, but not limited to, the responsibility for monitoring the creditworthiness of the Fund's repurchase agreement counterparties and insuring that the Fund's repurchase agreements are fully collateralized. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a fund to the seller. The duration of repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund's custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

Securities Lending

     The Fund may lend portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and
(4) the aggregate market value of securities of the Fund loaned will not at any time exceed one-third (or such other limit as the Board of Directors may establish) of the total assets of the Fund.


     Before the Fund enters into a loan, SC-R&M considers relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, SC-US retains the right to call the loans at any time on reasonable notice, and will do so in order that the securities may be voted by SC-US if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.



Short Sales

     The Fund, to the extent permitted by other countries, may engage in short sales. The Fund will not engage in a short sale if immediately after such transaction the aggregate market value of all securities sold short would exceed 10% of the Fund's net assets (taken at market value).


     The Fund may seek to realize gains through short sale transactions in securities listed on one or more national securities exchanges or on the National Association of Securities Dealers, Inc. Automated Quotation System. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time that the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short-term capital gain or loss. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account containing cash or liquid securities, at such a level that (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

     Since short selling can result in profits when stock prices generally decline, the Fund in this manner, can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.


     In addition to the risks described above and in the prospectuses, there is the risk that the Fund may not be able to engage in short sales under SEC regulations. Under current SEC regulations, except for sales of certain securities excluded by the SEC under a pilot program scheduled to run from January 3, 2005 to December 31, 2005, short sales may be made only if the security to be sold is trading at an "uptick" or "plus tick" or at a "zero plus tick" except as otherwise permitted. A security is trading at an uptick or plus tick market if the last sale price for the security was at a higher price than the sale preceding it. A security is trading at a zero plus tick if the last sale price is unchanged but higher than the last preceding different sale.


Temporary Defensive Position

     Under normal market conditions, the Fund does not intend to have a substantial portion of its assets invested in cash, money market instruments or U.S. Government securities. However, when SC-R&M determines that adverse market, political or economic conditions exist, the Fund may adopt a temporary defensive posture and invest entirely in cash and short-term money market instruments, including domestic bank obligations and repurchase agreements. When the Fund is invested in this manner, it may not be able to achieve its investment objective.

                            INVESTMENT RESTRICTIONS

     The Fund is a series of SC-REMFs, which is an open-end management investment company organized under Maryland law. The Fund is "non-diversified", which means that it is not limited by the l940 Act in the proportion of assets they may invest in the securities of a single issuer.


     However, the Fund is subject to certain investment restrictions that are deemed fundamental policies of the Fund. Such fundamental policies are those that cannot be changed without the approval of the holders of a majority of a Fund's outstanding shares, which means the vote of (i) 67% or more of a Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.



     The Fund may not:



     1. Make loans except through the purchase of debt obligations in accordance with its investment objective and policies;



     2. Borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities, but not in an aggregate amount exceeding 33-1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;



     3. Invest in illiquid securities, as defined in "Investment Objective and Policies," if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities;



     4. Engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of the Fund's net assets (taken at market value); or


     5. Purchase or sell real estate, except that SC-US may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.

     6. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     7. Participate on a joint or joint and several basis in any securities trading account;

     8. Invest in companies for the purpose of exercising control;


     9. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the fund would own any securities of an open-end investment company or more than 3% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general; or

     10. (a) purchase or sell commodities or commodity contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs; (c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings in an amount not exceeding 33 1/3% of the value of the Fund's total assets; or (d) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.






     If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions. The investment restrictions do not preclude the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, unless such purchase would result in a violation of a fundamental investment restriction listed above.



MANAGEMENT OF SC-REMFs


     The overall management of the business and affairs of the Fund is vested with the Board of Directors of SC-REMFs. The Board of Directors approves all significant agreements between SC-REMFs and persons or companies furnishing services to the Fund, including SC-REMFs' agreements with SC-R&M or with the Funds' current administrator, custodian and transfer agent. Effective January 22, 2005, One Group Administrative Services, Inc., an affiliate of SC-R&M, will become SC-REMFs' administrator and JPMorgan Chase Bank, also an affiliate of SC-R&M, will become the custodian and fund accountant for SC-REMFs. Effective February 19, 2005, Boston Financial Data Services, Inc. will become SC-REMFs' transfer and dividend disbursing agent. The management of the Fund's day to day operations is delegated to the officers of SC-REMFs, who include the Managing Directors, SC-R&M and the administrator, subject always to the investment objective and policies of the Fund and to general supervision by the Board of Directors. Although SC-REMFs is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters and shareholders have the right to call a meeting to remove a Director or to take other action described in SC-REMFs' Articles of Incorporation.


     The directors and officers of SC-REMFs and their principal occupations during the past five years are set forth in the tables below.

   Directors not deemed to be "interested persons" of SC-REMFs for purposes of the 1940 Act.



                                                                                        Number of
                                                                                      Portfolios in
                                         Term in/1/                                        Fund
                        Position(s)       Office                                          Complex
    Name, Address      Held with the    & Length of    Principal Occupations During     Overseen By      Other Directorships
      & Date of Birth      Fund         Time Served            Past 5 Years               Director        Held by Director
---------------------  -------------    -----------   ------------------------------   -------------   ----------------------
Robert H. Abrams       Director         Time          Senior Lecturer Dept. of         One             Director of Cayuga
11 S. LaSalle Street                    Served:       City and Regional Planning,                      Medical Center (Hospital);
Second Floor                            7 years       College of Architecture, Art                     Director of Tompkins County
Chicago, Illinois                                     & Planning at Cornell                            Area Development (Non-profit
60603                                                 University since 1992.                           economic development)

5/26/1932                                             Founding Director of
                                                      the Program in Real Estate at
                                                      Cornell University in 1995.

Stephen F. Kasbeer     Director; Lead  Time           Private Investor                 One             Trustee of
11 S. LaSalle Street   Independent     Served:                                                         Commonfund
Second Floor           Director        7 years                                                         Endowment Realty Investors
Chicago, Illinois                                                                                      II, Inc. since 1995;
60603                                                                                                  and Director of Coronado
                                                                                                       Hospital Foundation.
2/28/1925

George F. Keane        Director         Time          Chairman of the Board of         One             Chairman of Nicolas Applegate
11 S. LaSalle Street                    Served:       Trigen Energy Corporation                        Mutual Funds (19 portfolios)
Second Floor                            7 years       from 1994 to March 2000.                         and Director of the Bramwell
Chicago, Illinois                                                                                      Funds (2 portfolios) Longview
60603                                                 Founding Chief Executive of the                  Oil and Gas Group,
                                                      the Endowment Realty Investors                   Universal Bond Fund, and
10/7/1929                                             in 1998 and The Common                           Universal Stainless
                                                      Fund (mutual fund) in 1971.                      Alloy Products.



     Officers and Directors deemed to be "interested persons" of SC-REMFs for purposes of the 1940 Act.




                                                                                        Number of
                                                                                      Portfolios in
                                        Term in                                          Fund
                        Position(s)      Office/1/                                       Complex
    Name, Address      Held with the   & Length of    Principal Occupations During    Overseen By      Other Directorships
     & Date of Birth     Fund        Time Served            Past 5 Years               Director        Held by Director
--------------------  -------------   -----------   ------------------------------   -------------   ----------------------
Anthony R. Manno Jr.   Chairman of     Time          Managing Director and            One             Director of Security
11 S. LaSalle Street   the Board       Served:       President of SC-R&M since                        Capital Preferred
Chicago, IL            of Directors,   7 years       March 1995.                                      Growth Incorporated (private
60603                  Managing                                                                       investment fund) (since July
                       Director and                  Director and President of                        1997); Bulgarian American
                       President                     SC-R&M Capital Markets                           Enterprise Fund (since June
                                                     Incorporated (broker-dealer)                     2000) and Director of Catholic
                                                     since June 2003.                                 Charities (charity) (since
                                                                                                      January 1998)
3/22/1952



/1/ Directors and Officers serve an indefinite term until a successor is elected.

Kenneth D. Statz       Managing        Time          Managing Director of SC-         Not             Not Applicable
11 S. LaSalle Street   Director        Served:       R&M since November 1997,         Applicable
Second Floor                           7 years       Senior Vice President July
Chicago, Illinois                                    1996 to November 1997 and
60603                                                Vice President from March 1995
                                                     to July 1996.


10/17/1958

Kevin W. Bedell        Senior Vice     Time          Senior Vice President of SC-     Not             Not Applicable
11 S. LaSalle Street   President       Served:       R&M since November 1997.         Applicable
Second Floor                           7 years
Chicago, Illinois
60603


12/27/1955


Alexander K. Daggett   Vice            Time          Vice President SC-R&M            Not             Not Applicable
11 S. LaSalle Street   President-      Served:       since March 1998.                Applicable
Second Floor           Client          6 years
Chicago, Illinois      Services
60603

11/18/1949

Michael J. Heller      Treasurer,      Time          Treasurer of SC-R&M since        Not             Not Applicable
11 S. LaSalle Street   Controller and  Served:       November 2003; Treasurer of      Applicable
Second Floor           Assistant       6 years       Security Capital Preferred
Chicago, Illinois      Secretary                     Growth Incorporated,
60603                                                (private investment fund)
                                                     since November 2003;
1/14/1970                                            Controller of SC-R&M since
                                                     December 2002; and Assistant
                                                     Controller of SC-R&M from
                                                     October 1997 to December 2002.

Amanda M. Traynor      Assistant       Time          Assistant Controller of SC-R&M   Not             Not Applicable
11 S. LaSalle Street   Treasurer       Served:       since August 2002; Assistant     Applicable
Second Floor                           1 year        Secretary of SC-R&M since
Chicago, Illinois                                    November 2003; Assistant
60603                                                Treasurer of Security Capital
                                                     Preferred Growth Incorporated
4/26/1976                                            (private investment fund)
                                                     since November 2003; Senior
                                                     Auditor of Ernst & Young LLP
                                                     from September 1998 to August
                                                     2002.

Scott E. Richter       Secretary and   Time          Secretary of SC-R&M since        Not             Not Applicable
1111 Polaris Parkway   Chief Legal     Served:       November 2003; General Counsel    Applicable
Suite 4P               Officer         1 year        for Investment Management at
Columbus, Ohio                                       Bank One Corporation since
43240                                                November 2003; Senior Associate
                                                     General Counsel for Bank One
7/4/1956                                             Corporation and National
                                                     Practice Group Manager for
                                                     Bank One Corporation's
                                                     Investment Management
                                                     Group/Private Client Services
                                                     since February 2003; Chief
                                                     Legal Officer and Secretary of
                                                     One Group Mutual Funds (49
                                                     portfolios); Officer of One
                                                     Group Administrative Services,
                                                     Inc. (fund administrator);
                                                     Secretary of One Group Dealer
                                                     Services, Inc. (broker-dealer);
                                                     Deputy General Counsel,
                                                     Institutional Division of
                                                     INVESCO, Inc. (investment
                                                     advisor) from November 1998
                                                     to January 2003.

Audit Committee


The Board of Directors had appointed a standing Audit Committee comprised of Messrs, Abrams, Kasbeer and Keane. The Audit Committee held two meetings during SC-REMF's fiscal year ended December 31, 2003. The Audit Committee furnishes the Board with recommendations regarding the selection of SC-REMF's independent auditor. Other functions of the Audit Committee include, but are not limited to:
(i) reviewing the scope and results of the audits and the audit fees charged;
(ii) reviewing reports from SC-REMF's independent auditor regarding its internal accounting procedures and controls; and (iii) establishing a separate line of communication between SC-REMF's independent auditors and its independent directors, among other duties specified in the Audit Committee's charter.


Valuation Committee


The Board of Directors had appointed a standing Valuation Committee comprised of Messrs. Abrams, Kasbeer and Keane. There was no need for the Valuation Committee to meet during the fiscal year ended December 31, 2003. The Valuation Committee is called upon to make liquidity and fair value determinations where a current market value is not readily available and to address other issues affecting the Fund's NAV calculation.

Nominating Committee


The Board of Directors has appointed a standing Nominating Committee comprised of Messrs. Abrams, Kasbeer and Keane. The Committee was formed in March of 2004 and did not hold any meetings during SC-REMF's fiscal year ended December 31, 2003. The Nominating Committee is responsible for recommending nominees for election to SC-REMF's Board of Directors. The Nominating Committee may consider candidates proposed by any Directors, executive search firm or other person in order to determine whether such candidate possesses the attributes necessary for Board membership. In addition, the Nominating Committee has adopted a policy that should the Board determine that a vacancy exists or is likely to exist on the Board, the Nominating Committee shall consider any candidates for Board membership recommended by Security holders of SC-REMFs. Any security holders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of Security Capital Real Estate Mutual Funds Incorporated, 11 South LaSalle Street, 2nd Floor, Chicago, IL 60603, to the attention of the Chair of the Nominating Committee.



Beneficial Ownership of Fund Shares by Directors




                       Securities in SC-US as
Name of Director            of 12/31/03
--------------------   ----------------------
Anthony R. Manno Jr.      $10,001-$50,000

Robert H. Abrams          $10,001-$50,000

Stephen F. Kasbeer        $1-$10,000

George F. Keane           $50,000-$100,000


Compensation of Directors and Certain Officers



The Directors of SC-REMFs who are interested persons (as that term is defined in the 1940 Act) of SC-REMFs (which includes persons who are employees of SC-R&M or officers or employees of any of its affiliates) receive no remuneration from SC-REMFs. Each of the other Directors is paid an annual retainer, receives compensation for each meeting attended and is reimbursed for the expenses of attendance at meetings. The members of the Audit Committee, the Chairman of the Audit Committee and the lead independent director receive additional compensation. The following table sets forth information regarding compensation earned by the Directors by SC-REMFs for the fiscal year ending December 31, 2003.

                               Compensation Table
                      Fiscal Year Ending December 31, 2003

                                                           Pension or
                                                           Retirement
                                                            Benefits    Estimated
                                              Aggregate    Accrued as     Annual           Total
                                            Compensation     Part of     Benefits      Compensation
                                                From        SC-REMFs       Upon        From SC-REMFs
Name of Person, Position                      SC-REMFs      Expenses    Retirement   Paid To Directors
-----------------------------------------   ------------   ----------   ----------   -----------------
George F. Keane
   Director, Audit/Valuation/Nominating
   Committee Member......................      $15,650         N/A          N/A           $l5,650

Stephen F. Kasbeer
   Director, Audit/Valuation/Nominating
   Committee Member......................      $15,650         N/A          N/A           $15,650

Robert H. Abrams
   Director, Audit/Valuation/Nominating
   Committee Member......................      $15,650         N/A          N/A           $15,650

**Anthony R. Manno Jr.
   Chairman, Managing Director and
   President.............................            0         N/A          N/A                 0

----------
** "Interested person," as defined in the 1940 Act, of SC-REMFs.

SC-R&M


Security Capital Research & Management Incorporated ("SC-R&M"), a Delaware corporation, is a registered investment adviser, which commenced operations in January 1995 under Delaware law and specializes in the management of real estate securities portfolios. SC-R&M is a wholly-owned subsidiary of Banc One Investment Advisors Corporation ("BOIA"), a registered investment adviser which is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. On July 1, 2004, Bank One Corporation merged into J.P. Morgan Chase & Co. (now known as JPMorgan Chase & Co.) JPMorgan Chase & Co. is a leading global financial services firm with operations in more than 50 countries. The firm is a leader in investment banking, financial services for consumers and businesses, financial transaction processing, asset and wealth management, and private equity. Under the JPMorgan Chase and Bank One brands, the firm serves millions of consumers in the United States and many of the world's most prominent corporate, institutional and government clients.


Investment Advisory Agreement

     Pursuant to an investment advisory agreement with SC-REMFs with respect to the Fund (the "Advisory Agreement"), SC-R&M furnishes a continuous investment program and makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with its stated policies, subject to the general supervision of SC-REMFs' Board of Directors.

     Under the Advisory Agreement, which is dated September 15, 2003 and went into effect on January 16, 2004, SC-US pays SC-R&M, monthly, an annual management fee in an amount equal to .60% of the average daily net asset value of SC-US's shares. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. Pursuant to a separate agreement, SC-R&M had waived advisory fees and/or reimburse expenses to maintain the total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses of SC-US at 1.35% of the value of SC-US's average daily net assets, through the 2001 fiscal year. For the years ended December 31, 2001, 2002 and 2003, under former investment advisory agreements that were substantially identical to the Advisory Agreement with respect to fees and services provided, SC-R&M earned $760,705, $1,213,922 and $1,468,106, respectively, net of waivers of $0, $0 and $0, respectively, for providing investment management services to SC-US.

     SC-R&M provides the Fund with such personnel as SC-REMFs may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the administrator, the transfer agent and the custodian, which SC-R&M is not required to furnish under the Advisory Agreement. The personne1 rendering these services, who may act as officers of SC-REMFs, may be employees of SC-R&M or its affiliates. The cost to SC-REMFs of these services must be agreed to by SC-REMFs and is intended to be no higher than the actual cost to SC-R&M or its affiliates of providing the services. SC-REMFs does not pay for services performed by officers of SC-R&M or its affiliates. SC-REMFs may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to SC-REMFs.



     In addition to the payments to SC-R&M under the Advisory Agreement described above, the Fund pays for certain other costs of its operations including: (a) administration, custodian and transfer agency fees, (b) fees of Directors who are not affiliated with SC-R&M, (c) legal and auditing expenses,
(d) costs of printing and postage fees relating to preparing the Fund's prospectus and shareholder reports, (e) costs of maintaining SC-REMFs' existence, (f) interest charges, taxes, brokerage fees and commissions, (g) costs of stationery and supplies, (h) expenses and fees related to registration and filing with federal and state regulatory authorities, (i) distribution fees, and (j) upon the approval of SC-REMFs' Board of Directors, costs of personnel of SC-R&M or its affiliates rendering clerical, accounting and other office services. The Fund also pays for the portion of SC-REMFs' expenses attributable to its operations.



     The Advisory Agreement for the Fund will continue in effect, provided that its continuance is specifically approved annually by the Directors or by a vote of the shareholders, and in either case by a majority of the Directors who are not parties to such Advisory Agreement or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement for the Fund is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting securities or by a vote of a majority of the Directors, or by SC-R&M on sixty days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of SC-R&M, or of reckless disregard of its obligations thereunder, SC-R&M shall not be liable for any action or failure to act in accordance with its duties thereunder.



Board Consideration of the Advisory Agreement



In determining whether to approve the Advisory Agreement, the Board, at its September 15, 2003 meeting, evaluated the implications of the sale to Banc One Investment Advisors Corporation ("BOIA") of all the shares of common stock of SC-R&M (the "Transaction") and SC-R&M's ability to continue to provide services to the Fund of substantially the same scope and quality as were already being provided.

Litigation Involving BOIA: On September 3, 2003, Elliot Spitzer, the Attorney General of the State of New York, filed and simultaneously settled a complaint (the "Canary Complaint") against Canary Capital Partners LLC, et al. (collectively, "Canary). The Canary Complaint alleged, among other things, that BOIA permitted Canary to engage in inappropriate market timing transactions with certain mutual funds managed by BOIA. Since the filing of the Canary Complaint, numerous class action lawsuits have been filed in various jurisdictions alleging, among other things, that BOIA violated various provisions of the federal securities laws, the Investment Advisors Act and the Racketeer Influenced and Corrupt Organizations Act. Plaintiffs in these suits are seeking, among other things, injunctive and declaratory relief, compensatory and punitive damages, disgorgement of profits and the payment of attorneys' and experts' fees. The Board considered that additional lawsuits presenting allegations and requests for relief arising out of or in connection with the foregoing matters, in addition to possible actions by federal regulators and state officials, may be filed against BOIA and related parties in the future.

Senior officers of the Bank One organization were present at the September 15, 2003 Board meeting, including the Chief Financial Officer of Banc One Investment Management Group and Senior Managing Director of BOIA, the Senior Managing Director and Chief Operating Officer of One Group Mutual Funds for Banc One Investment Management Group and a Senior Counsel from Bank One. The Board questioned these officers respecting the Canary Complaint and the allegations contained therein with respect to inappropriate market timing transactions which BOIA may have permitted in certain funds managed by it. In this regard, the Board focused particularly on (i) BOIA's operational, legal and compliance personnel, processes and procedures, (ii) the proposed application of those processes and procedures to the Fund, and (iii) the extent to which operational, legal and compliance staff would be dedicated to servicing the Fund. The Board considered that if BOIA were to be convicted of a felony or misdemeanor involving the purchase or sale of securities or be enjoined from acting as a investment advisor by a court of competent jurisdiction, BOIA, as well as any investment adviser controlled by it (including SC-R&M upon consummation of the Transaction) would, pursuant to section 9 of the Investment Company Act, be prohibited from acting as an investment adviser to a registered investment company. The Board also considered that even if BOIA or its affiliates were ever convicted of such an offense or so enjoined, the Securities and Exchange Commission ("Commission") is empowered, but not required, to issue an order that would permit BOIA and SC-R&M to continue acting as an investment adviser to registered investment companies notwithstanding section 9.

As a factor in its determination, the Board also considered the extent to which the Fund's operational, legal and compliance functions would continue to be handled in a competent and effective manner. The Board noted that the Fund's legal and compliance function would likely be assumed by BOIA employees or employees of BOIA affiliates and questioned BOIA's representatives regarding their ability to devote adequate resources to the Fund in light of the allegations and lawsuits following the Canary Complaint. BOIA represented in this regard that sufficient resources would be dedicated to the Fund to insure that the operational, legal and compliance functions would be handled in a competent and effective manner.

Other considerations: The Board inquired as to the impact of the Transaction on SC-R&M's personnel, facilities and financial capabilities. BOIA and SC-R&M represented in this regard that all of the members of the Manager's Portfolio Management Committee would remain with SC-R&M. In addition, SC-R&M indicated that its ability to access BOIA's research and other resources may enhance its ability to manage the Fund. The Board question BOIA's representatives regarding the manner in which Bank One intends to promote the Fund and received assurances in this regard from BOIA that Bank One views the Fund as an important element of its distribution program. They also received assurances from BOIA and SC-R&M that the Transaction would not adversely affect SC-R&M's ability to fulfill its obligations under its respective agreements with the Fund or to operate its business in a manner consistent with past practices.

The Board further considered: (i) the quality of the operations and services which have been provided to the Fund by the Manager and which were expected to continue to be provided after the Transaction, with no change in the Fund's fees or overall expense ratio, (ii) the financial, research and other resources of BOIA and its affiliates, and (iii) the benefits of continuity in the services to be provided under the Advisory Agreement. Based upon its review, the Board determined that continuity and efficiency of portfolio management services after the consummation of the Transaction could best be assured by approving the Advisory Agreement. The Board believed that the Advisory Agreement would enable the Fund to continue to obtain investment advisory services of high quality at costs which it deems appropriate and reasonable under the circumstances and that approval of the Advisory Agreement was in the best interests of the Fund and its Shareholders. Accordingly, the Board and the Independent Directors unanimously recommended approval of the Advisory Agreement and its submission to shareholders for their approval.

Administrator and Sub-Administrator

     SC-REMFs has also entered into a fund administration and accounting agreement with SC-R&M (the "Administration Agreement") under which SC-R&M performs certain administrative functions for the Fund, including, but not limited to, (i) providing office facilities and the services of a principal financial officer to be appointed by SC-REMFs; (ii) furnishing statistical and research data, clerical services and stationery and office supplies; (iii) keeping and maintaining all financial accounts and required records (other than those required to be maintained by SC-REMFs' Custodian and Transfer Agent); (iv) computing and transmitting to the appropriate service SC-REMFs' net asset value, net income and net capital gain (loss) in accordance with SC-REMFs' Prospectus and resolutions of its Board of Directors; (v) compiling data for and preparing required reports and notices to shareholders of record; (vi) compiling data for, preparing for execution and filing all reports or other documents, including tax returns, required by Federal, state and other applicable laws and regulations (other than those required to be filed by SC-REMFs' Custodian or Transfer agent); (vii) assisting in developing and monitoring compliance procedures for SC-REMFs and any class or series thereof; (viii) determining, together with SC-REMFs' Board of Directors, the jurisdictions in which SC-REMFs' shares shall be registered or qualified for sale and, in connection therewith, being responsible for the registration for sale and maintenance of the registrations of shares for sale under the securities laws of any state; (ix) providing financial data requested by SC-REMFs and its outside counsel; (x) performing such other duties related to the administration of SC-REMFs' operations as reasonably requested by the Board of Directors, from time to time; and (xi) assisting in the monitoring of regulatory and legislative developments which may affect SC-REMFs and, in response to such developments, counseling and assisting SC-REMFs in routine regulatory examinations or investigations of SC-REMFs and working with outside counsel to SC-REMFs in connection with regulatory matters or litigation.

     SC-REMFs has retained State Street Bank and Trust Company as sub-administrator (the "Sub-Administrator") under a sub-administration agreement (the "Sub-Administration Agreement").

     Under the Sub-Administration Agreement, the Sub-Administrator has assumed responsibility for performing certain of the foregoing administrative functions, including overseeing the determination and publication of the net asset value of the Fund's shares, maintaining certain of the Fund's books and records that are not maintained by SC-R&M as investment adviser, or by the Custodian or Transfer Agent, preparing financial information for the Fund's income tax returns, proxy statements, semiannual and annual shareholders reports, and SEC filings, and responding to certain shareholder inquiries. Under the terms of the Sub-Administration Agreement, SC-REMFs pays the Sub-Administrator a monthly administration fee at the annual rate of .08% of the first $750 million, .06% of the next $250 million and .04% of SC-REMFs' average daily net assets over $1 billion, subject to an additional $7,500 annual fee for each class of shares excluding the first class and subject to an average annual minimum fee of $85,000 per investment portfolio, lesser minimum fees for each additional investment portfolio and subject to other fees that may be applicable.

     From January 1, 2001 to December 31, 2001 the sub-administrator earned $169,536 for providing sub-administration services to SC-US and a former series of SC-REMFs, Security Capital European Real Estate Shares ("SC-EUROPEAN"). From January 1, 2002 to December 31, 2002 the sub-administrator earned $189,610 for providing sub-administrative services to SC-US and SC-EUROPEAN. From January 1, 2003 to December 31, 2003, the sub-administrator earned $219,163 for providing sub-administrative services to SC-US and SC-EUROPEAN.

     Under the Administration Agreement, SC-R&M remains responsible for monitoring and overseeing the performance by the Sub-Administrator of its obligations to the Fund under the Sub-Administration Agreement, subject to the overall authority of SC-REMFs' Board of Directors. For its services under the Administration Agreement, SC-R&M receives a monthly fee from the Fund at the annual rate of .02% of the value of the Fund's average daily net assets. For the period January 1, 2001 through December 31, 2001, SC-R&M earned $27,537 for providing services to SC-US and SC-EUROPEAN, for the period January 1, 2002 through December 31, 2002 SC-R&M earned $42,954 for providing services to SC-US and SC-EUROPEAN, and for the period January 1, 2003 through December 31, 2003, SC-R&M earned $51,093 for providing services to SC-US and SC-EUROPEAN.

     The Administration Agreement is terminable by either party on sixty days' written notice to the other. The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of SC-R&M, or of reckless disregard of its obligations thereunder, SC-R&M shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by SC-REMFs, in connection with the matter thereunder.


     Effective January 22, 2005, One Group Administrative Services, Inc., 1111 Polaris Parkway, Columbus, Ohio 43240 will serve as administrator for SC-REMFs ("One Group Administrative Services"). One Group Administrative Services is an affiliate of SC-R&M, the investment adviser for SC-REMFs, and an indirect wholly-owned subsidiary of JPMorgan Chase & Co. Effective February 19, 2005, the new name of One Group Administrative Services will be "JPMorgan Funds Administrative Services, Inc."

     One Group Administrative Services will assist in supervising all operations of the Fund (other than those performed under the investment advisory agreement, the custodian and fund accounting agreement and the transfer agency agreement). One Group Administrative Services, among other services identified in the Administration Agreement, prepares annual and semi-annual reports to the SEC including the financial statements contained therein, prepares various filings required by the federal securities laws, prepares federal and state tax returns, and generally assists in all aspects of SC-REMFs' operations other than those performed under the investment advisory agreement, the custodian and fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, One Group Administrative Services may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

     Unless sooner terminated, a stub period Administration Agreement between SC-REMFs and One Group Administrative Services that becomes effective January 22, 2005 ("Stub Period Agreement") will continue in effect through the closing date of the proposed merger of the Fund (i.e., February 18, 2005) or such later date as mutually agreed to by the parties. The Stub Period Agreement may be terminated with respect to SC-REMFs only upon mutual agreement of the parties to the Stub Period Agreement and for cause (as defined in the Stub Period Agreement) by the party alleging cause.

     The Stub Period Agreement provides that One Group Administrative Services shall not be liable for any error of judgment or mistake of law or any loss suffered by SC-REMFs or the Fund in connection with the matters to which the Stub Period Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     Unless sooner terminated, the Administration Agreement between SC-REMFs and One Group Administrative Services that becomes effective on or about February 19, 2005 will continue in effect through October 31, 2006. The Agreement will terminate as of the close of business on the date of the closing of the proposed reorganization involving the Fund, if shareholders approve such reorganization. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Company's Board of Directors who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Company's Board of Directors or by the Administrator.

     From January 22, 2005 through February 18, 2005, One Group Administrative Services will be entitled to a fee for its services, which is calculated daily and paid monthly, at the annual rate of the Fund's average daily net assets as follows: twenty one-hundredths of one percent (.20%) of amounts included in that portion of the aggregate daily net assets of (1) all series of One Group Mutual Funds other than the One Group Institutional Money Market Funds and the One Group Investor Funds and (2) SC-REMFs (together referred in the Agreements as the "Multiple Class Funds") equal to or less than $1,500,000,000; eighteen one-hundredths of one percent (.18%) of amounts included in the portion of the aggregate daily net assets of all Multiple Class Funds between $1,500,000,000 and $2,000,000,000; and sixteen one-hundredths of one percent (.16%) of amounts included in that portion of the aggregate daily net assets of all Multiple Class Funds in excess of $2,000,000,000. However, One Group Administrative Services has agreed to waive its fee under the Stub Period Agreement to the extent necessary for the Fund to be charged an effective rate of no more than 0.10% of the Fund's average daily net assets. The fees pertaining to each Multiple Class Fund shall be computed daily in amounts strictly proportionate to the amount of the Multiple Class Fund's average daily net assets as a percentage of the aggregate daily net assets of all Multiple Class Funds. Such compensation shall be calculated and accrued daily, and paid to the Administrator on the first business day of each month, or at such time(s) as the Administrator shall request and the parties hereto shall agree. Effective February 19, 2005, One Group Administrative Services will be paid a fee for its services to SC-REMFs at an annual rate of 0.15% of the first $25 billion of average daily net assets of all equity and fixed income funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets of all equity and fixed income funds in the JPMorgan Funds Complex over $25 billion. "JPMorgan Funds Complex" includes the series of One Group Mutual Funds, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Funds, J.P. Morgan Institutional Funds, J.P. Morgan Mutual Fund Group, J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Mutual Fund Select Group, J.P. Morgan Mutual Fund Select Trust, J.P. Morgan Mutual Fund Series, J.P. Morgan Mutual Fund Trust, J.P. Morgan Series Trust, and Undiscovered Managers Funds.

     No fees were paid to One Group Administrative Services by SC-REMFs during the fiscal years ended December 31, 2001, 2002, and 2003.

     The Administration Agreement provides that One Group Administrative Services shall not be liable for any error of judgment or mistake of law or any loss suffered by SC-REMFs or the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



Custodian and Transfer Agent

     State Street Bank and Trust Company ("Custodian"), which has its principal business address at 225 Franklin Street, Boston, Massachusetts 02101, as been retained to act as Custodian of the Fund's investments and as the Fund's Transfer Agent ("Transfer Agent").

     The Custodian's responsibilities include safeguarding and controlling SC-REMFs' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investment. Specifically, the Custodian is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment for securities sold, receiving and collecting income from investments, making all payments covering expenses of SC-REMFs and performing other accounting and administrative duties, all as directed by persons authorized by SC-REMFs. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, the payment of dividends, or payment of expenses of the Funds or SC-REMFs. Portfolio securities of the Funds purchased domestically are maintained in the custody of the Custodian and may be entered into the book entry systems of securities depositories approved by the Board of Directors. Portfolio securities maintained outside the United States will be maintained in the custody of foreign branches of the Custodian and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Custodian in its capacity as Foreign Custody Manager or by the Board of Directors, pursuant to applicable 1940 Act rules.

     In consideration for services provided, SC-REMFs pays the Custodian an annual fee based upon the countries in which the Fund's assets are maintained, plus transaction costs and other out of pocket expenses. SC-REMFs also pays the Custodian a monthly fee for the performance of certain currency accounting services in the amount of $3,000 for the Fund.

     The Transfer Agent's responsibilities include, without limitation: (i) receiving for acceptance, orders for the purchase of shares and delivering payment and appropriate documentation thereof to the Custodian; (ii) pursuant to purchase orders, issuing the appropriate number of shares and holding such shares in the appropriate shareholder account; (iii) receiving for acceptance redemption requests and redemption directions and delivering the appropriate documentation thereof to the Custodian; (iv) upon the receipt of monies paid by the Custodian, causing to be paid such monies as instructed by redeeming shareholders; (v) effecting transfers of shares upon the receipt of appropriate instructions; (vi) as dividend disbursing agent, preparing and transmitting payments for dividends and distributions declared by the Fund, including the crediting of shareholder accounts in the case of dividend reinvestment plans;
(vii) recording the issuance of shares of the Fund and maintaining the records required by SEC Rule 17Ad-10(e); and (viii) providing any other customary services of a transfer agent, dividend disbursing agent, custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open-account or similar plans.

     In consideration for services provided, SC-REMF's pays the Transfer Agent an annual fee of $90,000 for the complex and $40,000 for the first class of shares, $30,000 for each of the second and third classes of shares, $20,000 for each of the fourth and fifth classes of shares and $15,000 for each class of shares thereafter, plus certain additional account service fees and cost of living adjustments.


     On September 8, 2004, the Board of Directors of SC-REMFs approved the retention of Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171 ("BFDS") to serve as transfer agent and dividend disbursing agent. The transition from State Street to BFDS is expected to be complete on or about February 19, 2005. The services to be provided by BFDS will be substantially similar to the services currently provided by State Street as Transfer Agent and Dividend Disbursing Agent. On that same date, the Board of Directors approved the appointment of JPMorgan Chase Bank as custodian and fund accountant for SC-REMFs. JPMorgan Chase Bank is a subsidiary of JPMorgan Chase & Co. and an affiliate of SC-R&M. The appointment of JPMorgan Chase Bank as custodian and fund accountant is scheduled to take effect on January 22, 2005.


Distributor


     Effective September 1, 2004, One Group Dealer Services, Inc., 1111 Polaris Parkway, Columbus, Ohio ("ONE GROUP DEALER SERVICES" or the "DISTRIBUTOR"), began serving as distributor to SC-REMFs pursuant to a Distribution Agreement dated as of September 1, 2004. One Group Dealer Services is an affiliate of SC-R&M and a direct, wholly-owned subsidiary of JPMorgan Chase & Co.

     Unless otherwise terminated, the Distribution Agreement will continue in effect until April 30, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of SC-REMFs' Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of SC-REMFs' Board of Directors or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days prior written notice, by SC-REMFs' Board of Directors, by vote of majority of the outstanding voting securities of SC-REMF or by the Distributor. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. One Group Dealer Services is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc.



     SC-R&M Capital Markets Incorporated, having its principal offices at 11 South LaSalle Street, 2/nd/ Floor Chicago, IL 60603 served as principal underwriter and distributor of the Fund's shares through August 31, 2004. SC-R&M Capital Markets Incorporated is a wholly-owned subsidiary of SC-R&M. Under the Distribution and Servicing Agreement with SC-REMFs that was in effect through August 31, 2004 with respect to the shares of the Fund, the Distributor offered the Fund's shares on an agency or "best efforts" basis under which a Fund was required to issue only such shares as are actually sold.

From April 23, 1997 (the effective date of SC-REMFs initial registration statement) through August 31, 2004, SC-R&M Capital Markets Incorporated and its predecessors did not receive any commissions in connection with the sale of the Fund's shares.

                        DISTRIBUTION AND SERVICING PLAN

     The Board of Directors has adopted a Distribution and Servicing Plan ("Plan") with respect to Class S Shares of the Fund. The Board of Directors has not adopted a Plan for Class I shares. The Plan is implemented by a Distribution and Servicing Agreement ("Agreement") that SC-REMFs has entered into with the Distributor. The Plan and the Agreement have been approved by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of SC-REMFs and have no direct or indirect financial interest in the operation of the Plan ("Disinterested Directors"), cast in person at a meeting called for the purposes of voting on the Plan. The annual compensation payable by SC-REMFs to the Distributor under the Plan is an amount equal to .25% (on an annual basis) of the value of the average daily net assets of Class S shares.


     Under the Plan, the Fund is authorized to pay a distribution fee for distribution activities in connection with the sale of Class S Shares and a service fee for services provided which are necessary for the maintenance of Class S Shares shareholder accounts. To the extent such fee exceeds the expenses of these distribution and shareholder servicing activities, the Distributor may retain such excess as compensation for its services and may realize a profit from these arrangements.

     The Plan is a compensation plan that provides for the payment of a specified distribution and service fee without regard to the distribution and service expenses actually incurred by the Distributor. If the Plan were to be terminated by the Board of Directors and no successor Plan were to be adopted, the Directors would cease to make distribution and service payments to the Distributor and the Distributor would be unable to recover the amount of any of its unreimbursed distribution expenditures. However, the Distributor does not intend to incur distribution and service expenses at a rate that materially exceeds the rate of compensation received under the Plan. The Distributor also may pay third parties in respect of these services such amount as it may determine. The Fund understands that these third parties may also charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Distributor under the Plan.

     The types of expenses for which the Distributor and third parties may be compensated under the Plan include compensation paid to and expenses incurred by their officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class S Shares. Additional types of expenses covered by the Plan include responding to shareholder inquiries and providing shareholders with information on their investments.

     For the period January 1, 2003 through December 31, 2003, the Distributor received $611,711 for providing services under the Plan. During that period, certain payments made by the Fund under the Plan were spent as follows: (i) $100,523 on advertising, including the printing and mailing of prospectuses to other than current shareholders; (ii) no compensation to underwriters; (iii) $511,188 on compensation to broker-dealers; (iv) no compensation to sales personnel; and (v) no interest, carrying or other financing charges.

     Under the Plan, the Distributor will provide to the Board of Directors for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by the Distributor under the Plan and the purposes for which such services were performed and expenditures were made.

     All material amendments of the Plan must also be approved by the Board of Directors in the manner described above. The Plan may be terminated at any time without payment of any penalty by a vote of a majority of the Disinterested Directors or by a vote of a majority of the outstanding Class S Shares. So long as the Plan is in effect, the selection and nomination of Disinterested Directors shall be committed to the discretion of the Disinterested Directors.

The Board of Directors has determined that in their judgment there is a reasonable likelihood that the Plan will benefit SC-US and its shareholders. It is anticipated that the Plan will benefit the Fund by furthering its growth both currently and in the future.

                OTHER DISTRIBUTION AND/OR SERVICING ARRANGEMENTS

     The Distributor may enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, and other financial intermediaries as well as various brokerage firms or other industry-recognized service providers of fund supermarkets or similar programs ("Institutions"), to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients ("Customers") who are beneficial owners of Fund shares. Such Agreements may be governed by the Plan.

    An Institution with which the Distributor has entered into an Agreement may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed);
(iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services provided under the Plan and the Fund's administration arrangements. A Customer of an Institution should read the Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customer prior to any purchase of Fund shares. Prospectuses are available from the Distributor upon request.


On September 8, 2004, the Board of Directors, including a majority of the directors who are not "interested persons" of SC-REMFs (as defined in the 1940
Act), approved a Shareholder Servicing Agreement between SC-REMFs and One Group Dealer Services, Inc. (the "Shareholder Servicing Agreement"). The Shareholder Servicing Agreement will be effective February 19, 2005. Under the Shareholder Servicing Agreement, effective February 19, 2005, the Fund will pay One Group Dealer Services a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to the Class S and Class I shares of the Fund. The fee is paid to One Group Dealer Services for a variety of specific shareholder servicing functions. One Group Dealer Services may enter into shareholder servicing contracts with affiliated and unaffiliated broker-dealers and intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Class S or Class I shares of the Fund under which One Group Dealer Services will pay all or a portion of the annual fee to such broker-dealers or intermediaries for performing such services.

The Shareholder Servicing Agreement will become effective February 19, 2005 and, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Directors who are not parties to the Shareholder Servicing Agreement or interested persons of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Directors or by One Group Dealer Services. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.


                                 CODES OF ETHICS


    SC-REMFs, SC-R&M and the Distributor each have adopted a code of ethics (each, a "Code") under Rule 17j-1 of the 1940 Act. The Codes generally do not prohibit personnel subject to the Code ("SC-Personnel") from engaging in securities transactions. The Codes adopted by SC-REMFs and SC-R&M generally prohibit SC-Personnel from trading in those securities that may be purchased or sold by SC-REMFs. The Distributor's Code of Ethics requires that all employees of the Distributor must: (i) place the interest of the accounts which are managed by affiliates of the Distributor first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of the Distributor are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or Statement of Additional Information or effecting or facilitating a mutual fund transaction to engage in market timing. The Distributor's Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.



                             PORTFOLIO PROXY VOTING

     SC-R&M has adopted Proxy Voting Guidelines pursuant to which it votes securities ("portfolio proxies") held by its clients, including SC-REMFs. The Board of Directors of SC-REMFs has also approved and adopted these procedures, which are attached as an exhibit to the registration statement of SC-REMFs of which this Statement of Additional Information is a part. In the event that a material conflict between the interests of SC-R&M and the interests of SC-REMFs is identified, SC-R&M will refrain from casting the portfolio proxy at issue and refer the matter to a third party reviewer to review the proxies. It is anticipated that SC-R&M will follow the third party reviewer's vote recommendation in such cases. SC-R&M has reserved the right to vote against the recommendation of the third party reviewer so long as the reasons for such determination are documented in writing.


     Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund toll-free at 1-888-SECURITY and (ii) on the SEC's website at www.sec.gov.


                        DETERMINATION OF NET ASSET VALUE


    Net asset value per share of each class of the Fund's shares is determined by the Fund on each day the New York Stock Exchange is open for trading, and on any other day during which there is a sufficient degree of trading in the investments of the Fund to affect materially the Fund's net asset value. The New York Stock Exchange is closed on Saturdays, Sundays, and on New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day and Christmas Day (collectively, the "Holidays"). When any Holiday falls on a Saturday, the Exchange is closed the preceding Friday, and when any Holiday falls on a Sunday, the Exchange is closed the following Monday.


    Net asset value per share of each class of shares of the Fund is determined by adding the market value of all securities in a Fund's portfolio and its other assets allocable to a class, subtracting liabilities incurred or accrued that are allocable to that class, and dividing by the total number of shares of that class then outstanding. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

    For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service, which takes into account the quotes provided by a number of such major banks.

     Occasionally, events that may affect the values of foreign securities and foreign currency exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset values. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

                              REDEMPTION OF SHARES

     Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of SC-REMFs' Board of Directors and taken at their value used in determining the Fund's net asset value per share as described in the Prospectus under "Determination of Net Asset Value (NAV)"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless SC-REMFs' Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. SC-REMFs will not distribute in kind portfolio securities that are not readily marketable.

     SC-REMFs has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the Board of Directors. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should a Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and brokerage commission rates are made by SC-R&M. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

     In selecting a broker to execute each particular transaction, SC-R&M will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, SC-R&M shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if SC-R&M determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or SC-R&M's ongoing responsibilities with respect to the Fund. Research and investment information may be provided by these and other brokers at no cost to SC-R&M and is available for the benefit of other accounts advised by SC-R&M and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce SC-R&M's expenses, it is not possible to estimate its value and in the opinion of SC-R&M it does not reduce SC-R&M's expenses in a determinable amount. The extent to which SC-R&M makes use of statistical, research and other services furnished by brokers is considered by SC-R&M in the allocation of brokerage business but there is no formula by which such business is allocated. SC-R&M does so in accordance with their judgment of the best interests of the Fund and its shareholders. SC-R&M may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to them for which it would be obligated to pay (such as custodial and professional fees). In addition, to the extent consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and Rule 12b-1 under the 1940 Act, and subject to seeking best price and execution, SC-R&M may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

     Certain other clients of SC-R&M may have investment objectives and policies similar to those of the Fund. SC-R&M may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of SC-R&M to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by SC-R&M to the accounts involved, including the Fund. When two or more of the clients of SC-R&M are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

     For the fiscal years ended December 31, 2001, 2002 and 2003 the Fund paid brokerage commissions as follows:



                           Brokerage Commission   Brokerage Commission    Brokerage Commission
                           Paid for Fiscal Year   Paid for Fiscal Year    Paid for Fiscal Year
Fund Name                     Ended 12/31/01         Ended 12/31/02          Ended 12/31/03
-----------------------    --------------------   --------------------    --------------------
1. Security Capital
   U.S. Real Estate
   Shares                        $415,859               $577,148                $588,509


                                    TAXATION


Taxation of the Fund

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

     To qualify as a regulated investment company, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.



     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.


Distributions


     Because a portion of the Fund's income may consist of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Dividends paid by the Fund attributable to dividends received by the Fund from REITs, however, are not eligible for such deduction. In general, under current law ordinary income dividends may be taxed at the same rate as long-term capital gain. However, because ordinary income dividends paid by REITs to the Fund are generally not expected to qualify for taxation at long-term capital gain rates, the portion of the ordinary income dividends paid by the Fund attributable to REIT dividends received by the Fund generally are not expected to qualify for taxation at long-term capital gain rates. In general, only the portion of ordinary income dividends designated by the Fund as allocable to dividends received by the Fund from taxable domestic corporations may qualify for taxation at long-term capital gain rates. The remainder of the ordinary income dividends will be subject to taxation at ordinary income rates. Also, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other Federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares (i.e., through dividend reinvestment), rather than cash, generally will have taxable income from the receipt of, and a cost basis in, each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

     Distributions of net long-term gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future Congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.



     The portion of the Fund distribution classified as a return of capital generally is not taxable to the Fund shareholders, but it will reduce their tax basis in their shares, which in turn would effect the amount of gain or loss shareholders would realize on the sale or redemption of their shares. If a return of capital distribution exceeds a shareholder's tax basis in his shares, the excess is generally taxed as capital gain to the shareholder assuming the shares are a capital asset.



     REITs do not provide complete information about the taxability of their distributions (i.e., how much of their distributions represent a return of capital) until after the calendar year ends. As a result, the Fund may not be able to determine how much of its annual distributions for a particular year are taxable to shareholders until after the traditional January 31 deadline for issuing Form 1099-DIV ("Form 1099"). The Fund in such circumstance may send to shareholders an amended Form 1099 after January 31 or may request permission from the Internal Revenue Service for an extension permitting the Fund to send the Form 1099 in February.


Sale of Shares


     Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss that will constitute a long-term capital gain if such shares have been held for more than 12 months on the date of disposition. Any loss realized on a sale (including through reinvestment of dividends) will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of the Fund's shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Nature of Fund's Investments

         Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Original Issue Discount Securities

         Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Investments in Real Estate Investment Trusts

     The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued in final form, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of regulated investment companies, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. SC-R&M does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

Backup Withholding

     Except as described below, the Fund is required to backup withhold U.S. federal income tax from all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Tax-exempt Shareholders

     Certain shareholders such as qualified retirement plans ("tax-exempt shareholders") which are generally exempt from United States federal income taxation except with respect to their unrelated business taxable income ("UBTI") should see the discussion above under "Investments in Real Estate Investment Trusts" concerning the possibility that a portion of the Fund's income from its investment in REITs may be excess inclusion income from a REIT's investment in a residual REMIC interest which constitutes UBTI. Certain passive-type income from unrelated businesses, such as dividend income and gain from the disposition of property, generally is excluded from UBTI. However, an investment in shares of the Fund could still result in distributions of income and gain, and gain on the disposition of shares, being UBTI to the extent a tax-exempt shareholder has acquisition indebtedness with respect to its shares in the Fund, e.g., has acquired such shares with borrowed funds. The tax treatment of distributions by tax-exempt shareholders to their beneficiaries is beyond the scope of this discussion and such entities should consult their tax advisors concerning such matters.

Foreign Shareholders

     U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.


     Income Not Effectively Connected



     If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. withholding tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see "Taxation -- Investments in Real Estate Investment Trusts," above)), which tax is generally withheld from such distributions.

     Distributions of capital gain dividends and any amounts retained by the Fund that are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax and would be required to file a U.S. income tax return. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Taxation -- Backup Withholding," above. In addition, it is possible that a foreign shareholder may be subject to U.S. income tax at the graduated rates applicable to U.S. shareholders on distributions of capital gains and may be required to file a U.S. federal income tax return for the taxable year in which the distributions are received if such distributions of capital gains were the result of either
(i) the Fund's realization of gain from its sale of stock of a REIT which is not controlled by U.S. persons or (ii) the distribution by a REIT to the Fund of a capital gain dividend which is attributable to gain from the sale or exchange by the REIT of a U.S. real property interest (as such term is defined below).

     If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless (i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a "U.S. real property holding corporation" (and, if the shares of the Fund are regularly traded on an established securities market, the foreign shareholder held more than 5% of the shares of the Fund), in which event the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. withholding tax would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities. The Fund has not been and does not expect to be treated as a U.S. real property corporation under these rules, but no assurances can be given on this matter.



     Income Effectively Connected



     If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations and the foreign shareholder will have to file a U.S. tax return. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

     Shareholders of the Fund may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular state and local tax consequences to them of an investment in the Fund.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE PORTFOLIO.

           FUND HISTORY, ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

     SC-REMFs is an open-end management investment company under the Investment Company Act of 1940. SC-REMFs was incorporated under Maryland law on January 23, 1997 under the name "Security Capital Employee REIT Fund Incorporated." At the time, the fund had a sole investment portfolio, the precursor to SC-US. On December 16, 1997, Security Capital Employee REIT Fund Incorporated changed its name to Security Capital U.S. Real Estate Shares Incorporated. On June 30, 1998 it further changed its name to "Security Capital Real Estate Mutual Funds Incorporated". On March 11, 1999, the precursor portfolio to SC-US was renamed "Security Capital U.S. Real Estate Shares." SC-US has two classes of shares, Class I and Class S.


     At a Board of Directors meeting held September 8, 2004, SC-R&M recommended the merger of the Fund with and into One Group Real Estate Fund, a series of One Group Mutual Funds. One Group Real Estate Fund has been registered with the SEC but has not commenced operations and, as a result, is considered a "shell" series of One Group Mutual Funds.

     After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Fund and One Group Real Estate Fund are compatible, (2) the proposed merger would be in the best interests of the Fund and its shareholders, and (3) the proposed merger would not result in the dilution of the interests of the Fund or its shareholders, the Board of Directors approved the proposed merger of the Fund with and into One Group Real Estate Fund.

     The proposed merger of the Fund with and into One Group Real Estate Fund is subject to the approval of shareholders of the Fund at a shareholder meeting scheduled to be held on January 20, 2005. If approved by shareholders of the Fund, the merger is expected to close on February 18, 2005, or such later date as the parties shall agree.

     If the merger is approved by the shareholders of the Fund, the Fund will receive a number of shares of One Group Real Estate Fund equal in value to the value of the net assets of the Fund being transferred. Following the transfer, each Class S shareholder of the Fund will receive a number of Class A shares of One Group Real Estate Fund equal in value to the value of that shareholder's Class S shares of the Fund and each Class I shareholder of the Fund will receive a number of Class I shares of One Group Real Estate Fund equal in value to the value of that shareholder's Class I shares of the Fund. The closing of the merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

     While shareholders of the Fund are being asked to consider the merger, as discussed above, shareholders of One Group Mutual Funds are being asked to consider and approve, at the same time, the reorganization and redomiciliation of One Group Mutual Funds, a Massachusetts business trust, into a Delaware statutory trust to be known as JPMorgan Trust II.

     If shareholders of the Fund approve the merger with and into One Group Real Estate Fund, then whether shareholders of the Fund will receive, as a result of the merger, shares of the One Group Real Estate Fund as (1) a series of One Group Mutual Funds, a Massachusetts business trust, or (2) a series of JPMorgan Trust II, a Delaware statutory trust, will depend on whether shareholders of One Group Mutual Funds approve the reorganization and redomiciliation of that trust into a Delaware statutory trust to be known as JPMorgan Trust II.

     If shareholders of the Fund do not approve the merger with and into One Group Real Estate Fund, the Fund will continue in operation in its current form and the Board of Directors will consider whether any further action is necessary or appropriate.

     SC-REMFs is authorized to issue 200,000,000 shares of stock, $.01 par value per share. SC-REMFs' shares have no preemptive, conversion or exchange rights. A shareholder may, at any time, require SC-REMFs to redeem all or any of the shares owned by that shareholder at net asset value. On dissolution and liquidation of SC-REMFs, the holders of each class of shares of SC-REMFs shall be entitled to receive, pro-rata, any remaining assets of SC-REMFs. All shares of SC-REMFs, when duly issued, are fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in SC-REMFs' Charter and By-Laws which have been filed with the SEC as exhibits to the registration statement of which this Statement of Additional Information is a part.


     SC-REMFs' Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of SC-REMFs' stock and reclassify and issue any unissued shares of SC-REMFs. The Board of Directors also may create additional series of shares with different investment objectives, policies or restrictions without shareholder approval. The Board of Directors has adopted a Multiple Class Plan under Rule 18f-3 under the Investment Company Act of 1940, as amended, that sets forth the separate arrangements and expense allocations for each class of shares and explains that income, realized gains and losses, unrealized appreciation and depreciation and certain expenses not allocable to a particular class are to be allocated to each class based on the net assets of that class in relation to the net assets of the Fund. Each class of shares invests in the same investment portfolio. Only certain institutional investors may purchase Class I shares. Each class of shares:

     .   has its own dividends and distributions,

     .   pays certain expenses which may be different for the different classes,

     .   may have a different net asset value,

     . may have separate voting rights on matters in which interests of one class are different from interests of the other class, and

     .   votes as a class on matters that affect that class alone.

     SC-REMFs is not required to hold regular annual shareholders' meetings. A shareholders' meeting shall, however, be called by the secretary upon the written request of the holders of not less than 10% of the outstanding shares of SC-REMFs entitled to vote at the meeting. SC-REMFs will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting.


     As of August 31, 2004, the officers and directors of SC-REMFs, as a group, owned less than 1% of the issued and outstanding shares of the Fund. As of that date, the following persons owned, of record or beneficially, 5% or more of the Fund's outstanding shares:

                                            Amount and Nature
                    Name and Address of            of
Title of Class       Beneficial Owner           Ownership       Percent of Class
---------------    ----------------------   -----------------   ----------------
SC-US (Class S)    SC REALTY Incorporated     1,342,243.941          7.38% of
                   292 Long Ridge Road        shares owned           Class S
                   Stamford, CT 06927         benefically and
                                            of record

SC-US (Class S)    Charles Schwab & Co.     8,677,340.938            47.71% of
                   101 Mongomery Street     shares owned of          Class S
                   San Francisco, CA        record for the
                   94104                    benefit of its
                                            customers

                            PERFORMANCE INFORMATION


     From time to time, the Fund may quote its total return in advertisements or in reports and other communications to shareholders. The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.



     The Fund tracks its performance against the Morningstar Specialty-Real Estate Ranking, a compilation of entities which invest at least 75% of its holdings in real estate-based securities. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other mutual funds listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Dow Jones Industrial Average and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole--the beta--or in absolute terms--the standard deviation.) Specifically, the performance of the Fund may be compared to:


     The Standard & Poor's 500 Composite Stock Price Index: an unmanaged index of stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

     The Russell 2000 Index: an unmanaged index of the 2000 smallest companies in the Russell 3000 Index.


     The Dow Jones Wilshire Real Estate Securities Index ("WARESI"): an unmanaged, broad-based, market capitalization-weighted index comprised of publicly-traded real estate investment trusts ("REITs") and real estate operating companies ("REOCs"), not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate.


     The National Association of Real Estate Trusts ("NAREIT") Equity Index: an unmanaged index of publicly traded U.S. tax-qualified REITs that have 75% or more of their gross invested book assets invested in the equity ownership of real estate.


     The National Council of Real Estate Fiduciaries ("NCREIF") Property Index: an unmanaged index measuring appreciation (or depreciation), realized capital gain or loss and income of real estate properties. Total return is computed by adding income and capital appreciation return on a quarterly basis.





     From time to time, the Fund may advertise the "average annual total return" of its Class S Shares or Class I Shares over various periods of time. This total return figure shows the average percentage change in value of an investment in the applicable class of shares from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund's shares during the period are reinvested in shares of the Fund of the same class. Figures will be given for recent one-, five- and ten-year periods (when applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund's shares for the specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

     It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The methods used to determine performance are described below.

Average Annual Total Return

     The Fund's "average annual total return" figures are computed according to a formula. The formula can be expressed as follows:

                                P(1 + T)/n/ = ERV

Where: P   = a hypothetical initial payment of $1,000.
       T   = average annual total return.
       n   = number of years.
       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 3-, 5-, or 10-year period at the end of a 1-, 3-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     SC-US's one-year, three-year, five-year and life-of-the-fund (from April 23, 1997 to December 31, 2003) average annual total returns for Class S shares were 35.01%, 12.89%, 14.47% and 12.62%, respectively.

Average Annual Total Return (After Taxes on Distributions)

     The Fund's "average annual total return (after taxes and distributions)" figures are computed according to a formula. The formula can be expressed as follows:

                                P(1+T)n = ATV/D/

Where: P      = a hypothetical initial payment of $1,000
       T      = average annual total return (after taxes and distributions)
       n      = number of years
       ATV/D/ = ending value of a hypothetical $1,000 payment made at the beginning of a 1-, 3-, 5-, or 10-year period at the end of a 1-, 3-, 5-, or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption, and assuming all dividends and distributions, less the taxes due on such distributions, are reinvested. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.

     SC-US's one-year, three-year, five-year and life-of-the-fund (from April 23, 1997 to December 31, 2003) average annual total returns (after taxes on distributions) for Class S shares were 33.17%, 10.85%, 12.47% and 10.18%, respectively.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund
Shares)

     The Fund's "average annual total return (after taxes on distributions and sale of fund shares)" figures are computed according to a formula. The formula can be expressed as follows:

                               P(1+T)/n/ = ATV/DR/

Where: P       = a hypothetical initial payment of $1000
       T       = average annual total return (after taxes on distributions and sale of fund shares)
       n       = number of years

       ATV/DR/ = ending value of a hypothetical $1000 payment made at the beginning of a 1-, 3-, 5- and 10-year period at the end of a 1-, 3-, 5- and 10-year period (or a fractional portion thereof), after taxes on fund distributions and after taxes on the sale of fund shares, assuming all dividends and distributions, less the taxes due on such distributions are reinvested. Ending value is calculated by subtracting capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses resulting from the redemption. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date and the highest federal individual capital gains tax rate for gains in effect on the redemption date.

     SC-US's one-year, three-year, five-year and life-of-the-fund (from April 23, 1997 to December 31, 2003) average annual total returns (after taxes on distributions and sale of fund shares) for Class S shares were 23.12%, 9.91%, 11.38% and 9.44%, respectively.



Aggregate Total Returns

     The Fund's aggregate total return figures represent the cumulative change in the value of an investment in a Fund for the specified period and is computed by the following formula.

                       Aggregate Total Return = (ERV-P)
                                                -------
                                                   P

Where: P   = a hypothetical initial payment of $1,000

       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 3-, 5- or 10-year period or at the end of the 1-, 3-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.



            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     Legal matters in connection with the issuance of the shares of SC-REMFs offered hereby will be passed upon by Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019-5820, which will rely as to certain matters of Maryland law on Venable LLP.


     KPMG LLP ("KPMG") had been selected as the Independent Registered Public Accounting Firm of SC-REMFs for its fiscal year ending December 31, 2004. On August 30, 2004, KPMG resigned as SC-REMFs' Independent Registered Public Accounting Firm for its fiscal year ending December 31, 2004. The reports provided by KPMG for the fiscal years ending December 31, 2002 and December 31, 2003 were unqualified and contained no adverse opinion or disclaimer of opinion, nor were the reports modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through the date of this statement of additional information, there have been no disagreements between KPMG and SC-REMFs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused KPMG to reference the subject matter of the disagreements in its report on the financial statements for such years. The audited financial statements of the Fund and certain of the information appearing under the caption "Financial Highlights" included in the Class S prospectus for fiscal years ended December 31, 2003 and December 31, 2002 have been audited by KPMG and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

     The audited financial statements of the Fund and certain of the information appearing under the caption "Financial Highlights" included in the Class S prospectus for fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 have been audited by Arthur Andersen LLP, SC-REMFs' previous independent accountants. Arthur Andersen LLP's reports expressed an unqualified opinion on those financial statements and financial highlights. Arthur Andersen LLP ceased operations in 2002.

     At a meeting held September 8, 2004, PricewaterhouseCoopers LLP, 1 North Wacker Drive, Chicago, Illinois 60606, was selected as Independent Registered Public Accounting Firm to SC-REMFs for the fiscal year ending December 31, 2004 to replace KMPG.

                              FINANCIAL STATEMENTS




     The audited Financial Statements of Security Capital U.S. Real Estate Shares for the period January 1, 2003 through December 31, 2003 and the unaudited Financial Statements of Security Capital U.S. Real Estate Shares for the period January 1, 2004 through June 30, 2004 are included herein.

ANNUAL



REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To The Board of Directors
Security Capital U.S. Real Estate Shares:

We have audited the accompanying statement of assets and liabilities of Security Capital U.S. Real Estate Shares (the "Fund"), including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial highlights for each of the years in the three-year period ended December 31, 2001 were audited by other auditors whose report, dated January 29, 2002, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital U.S. Real Estate Shares as of December 31, 2003, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

Chicago, Illinois
February 13, 2004

SECURITY CAPITAL U.S. REAL ESTATE SHARES

SCHEDULE OF INVESTMENTS-DECEMBER 31, 2003

--------------------------------------------------------------------------------

Shares                                                     Market Value
-----------------------------------------------------      ------------

           COMMON STOCKS - 98.0%
           MULTIFAMILY - 30.1%
362,273    AvalonBay Communities, Inc.                     $ 17,316,649
611,500    Archstone-Smith Trust                             17,109,770
181,150    Essex Property Trust, Inc.                        11,633,453
391,300    Equity Residential Properties, Inc.               11,547,263
468,500    United Dominion Realty Trust, Inc.                 8,995,200
196,500    Camden Property Trust                              8,704,950
305,800    Post Properties, Inc.                              8,537,936
171,750    Apartment Investment and Management Company        5,925,375
                                                           ------------
                                                             89,770,596

           OFFICE - 27.0%
403,600    SL Green Realty Corporation                       16,567,780
355,800    Mack-Cali Realty Corporation                      14,808,396
682,560    Corporate Office Properties Trust                 14,333,760
761,200    Trizec Properties, Inc.                           11,722,480
476,800    Reckson Associates Realty Corp.                   11,586,240
377,700    Arden Realty, Inc.                                11,459,418
                                                           ------------
                                                             80,478,074

           REGIONAL MALLS - 13.9%
285,500    The Macerich Company                              12,704,750
256,500    Simon Property Group, Inc.                        11,886,210
192,000    The Rouse Company                                  9,024,000
389,600    Taubman Centers, Inc.                              8,025,760
                                                           ------------
                                                             41,640,720

           HOTELS - 10.0%
433,600    Fairmont Hotels & Resorts Inc.                    11,767,904
532,500    Hilton Hotels Corporation                          9,121,725
250,100    Starwood Hotels & Resorts Worldwide, Inc.          8,996,097
                                                           ------------
                                                             29,885,726

           STORAGE - 6.8%
268,500    Public Storage, Inc.                              11,650,215
231,300    Shurgard Storage Centers, Inc.                     8,708,445
                                                           ------------
                                                             20,358,660

                     See notes to the financial statements.

--------------------------------------------------------------------------------

Shares/Principal
    Amount                                                         Market Value
-----------------------------------------------------------        ------------

             SHOPPING CENTERS - 5.2%
   404,100   Federal Realty Investment Trust                       $ 15,513,399

             INDUSTRIAL - 5.0%
   449,800   AMB  Property Corporation                               14,789,424

             Total common stocks
                                                                   ------------
             (cost $240,985,954)                                    292,436,599

             SHORT-TERM INVESTMENTS - 1.6%
$4,765,241   Agreement with State Street Bank and Trust Company,
             0.25%, dated 12/31/2003, to be repurchased at
             $4,765,307, on 01/02/2004, collateralized by
             $3,235,000 U.S. Treasury Bond, 13.25% maturing
             on 5/15/2014 (market value of collateral $4,864,631)     4,765,241

             Total short-term investments
                                                                   ------------
             (cost $4,765,241)                                        4,765,241

             Total investments - 99.6%
                                                                   ------------
             (cost $245,751,195)                                    297,201,840

             Other assets in excess of liabilities - 0.4%             1,155,976
                                                                   ------------

             Net assets - 100.0%                                   $298,357,816
                                                                   ============

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2003

--------------------------------------------------------------------------------



ASSETS:
   Investments, at market value (cost $245,751,195)                       $297,201,840
   Receivable for fund shares sold                                           1,894,443
   Dividends and interest receivable                                         2,438,308
   Other assets                                                                  5,481
                                                                          ------------
   Total assets                                                            301,540,072
                                                                          ------------

LIABILITIES:
   Payable for investment securities purchased                                 931,973
   Payable for fund shares redeemed                                          1,837,682
   Payable to investment adviser                                               189,929
   Payable to distributor                                                       62,814
   Payable to directors                                                          5,726
   Accrued expenses and other liabilities                                      154,132
                                                                          ------------
   Total liabilities                                                         3,182,256
                                                                          ------------
     Net assets                                                           $298,357,816
                                                                          ============

NET ASSETS CONSIST OF:
   Capital stock                                                          $238,913,885
   Accumulated undistributed net realized gain on investments                7,993,286
   Net unrealized appreciation on investments                               51,450,645
                                                                          ------------
     Net assets                                                           $298,357,816
                                                                          ============

   Shares outstanding (50,000,000 shares of $0.01 par value authorized)     20,633,128
   Net asset value and redemption price per share                         $      14.46
                                                                          ============


                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES

STATEMENT OF OPERATIONS-YEAR ENDED DECEMBER 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividend income                                        $  9,201,305
   Interest income                                              15,823
                                                          ------------
   Total investment income                                   9,217,128
                                                          ------------

EXPENSES:
   Investment advisory fee                                   1,468,106
   Distribution expense                                        611,711
   Transfer agent and shareholder service                      324,881
   Administration fees                                         203,042
   Custody and accounting fees and expenses                     89,284
   Shareholders reports and notices                             52,824
   Professional fees                                            49,881
   Directors' fees and expenses                                 34,916
   Federal and state registration                               28,501
   Insurance expense                                            18,099
   Other                                                         5,486
                                                          ------------
   Net expenses                                              2,886,731
                                                          ------------
     Net investment income                                   6,330,397
                                                          ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                         17,371,769
   Change in unrealized appreciation on investments         51,396,450
                                                          ------------
   Net realized and unrealized gain on investments          68,768,219
                                                          ------------
     Net increase in net assets resulting from operations $ 75,098,616
                                                          ------------

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                               Year ended      Year ended
                                             Dec. 31, 2003   Dec. 31, 2002
                                             -------------   -------------
OPERATIONS:
   Net investment income                     $   6,330,397   $   6,903,156
   Net realized gain on investments             17,371,769       4,749,623
   Change in unrealized appreciation
     (depreciation) on investments              51,396,450     (14,720,985)
                                             -----------------------------
   Net increase (decrease) in net assets
     resulting from operations                  75,098,616      (3,068,206)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                   168,267,244     186,746,989
   Shares issued to holders in
     reinvestment of dividends                  10,986,658      12,298,014
   Cost of shares redeemed                    (148,055,805)   (136,435,454)
                                             -----------------------------
   Net increase in net assets from
     capital share transactions                 31,198,097      62,609,549

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                   (6,330,397)     (6,903,591)
   From net realized gains                      (6,818,135)     (6,597,376)
   Return of capital                                    --      (1,466,092)
                                             -----------------------------
   Total distributions                         (13,148,532)    (14,967,059)

     Total increase in net assets               93,148,181      44,574,284

NET ASSETS:
   Beginning of year                           205,209,635     160,635,351
                                             -----------------------------
   End of year                               $ 298,357,816   $ 205,209,635
                                             =============================


                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                          Year ended December 31,
                                            ---------------------------------------------------
                                              2003        2002       2001       2000      1999
                                            --------    --------   --------   --------   -------
For a share outstanding for each year:/1/
Net Asset Value, beginning of year          $  11.27    $  12.16   $  12.14   $   9.37   $  9.82
                                            ----------------------------------------------------
Income from investment operations:
   Net investment income                        0.33        0.40       0.57       0.44      0.45
   Net realized and unrealized gain (loss)
      on investments                            3.53       (0.43)      0.26       2.86     (0.39)
                                            ----------------------------------------------------
   Total from investment operations             3.86       (0.03)      0.83       3.30      0.06
                                            ----------------------------------------------------
Less distributions:
   Dividends from net investment income        (0.33)      (0.40)     (0.57)     (0.44)    (0.45)
   Dividends from net realized gains           (0.34)      (0.37)     (0.24)        --        --
   Return of capital                              --       (0.09)        --      (0.09)    (0.06)
                                            ----------------------------------------------------
   Total distributions                         (0.67)      (0.86)     (0.81)     (0.53)    (0.51)
                                            ----------------------------------------------------
Net Asset Value, end of year                $  14.46    $  11.27   $  12.16   $  12.14   $  9.37
                                            ----------------------------------------------------

Total return                                   35.01%      (0.43)%     7.04%     35.83%     0.58%


Supplemental data and ratios:
   Net assets, end of period ($000)         $298,358    $205,210   $160,635   $117,864   $50,949
   Ratio of expenses to average net
      assets /2/                                1.18%       1.21%      1.24%      1.35%     1.20%
   Ratio of net investment income to
      average net assets /2/                    2.59%       3.41%      4.96%      5.02%     4.18%
   Portfolio turnover rate                     67.24%      75.37%     91.20%     91.14%    49.66%


/1/ Effective February 1, 2000, the Fund's Class R shares were converted to Class S shares. The information in this table reflects financial results for the Class S shares, with the exception of net assets, which are for both Classes.

/2/ Without voluntary expense reimbursements of $12,239 and $256,747 for the years ended December 31, 2000 and 1999 respectively, the ratio of expenses to average net assets would have been 1.36% and 1.62%, respectively, and the ratio of net investment income to average net assets would have been 5.01% and 3.76%, respectively. For the years ended December 31, 2003, 2002 and 2001, there was no voluntary expense reimbursement.


                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES

NOTES TO THE FINANCIAL STATEMENTS-DECEMBER 31, 2003
--------------------------------------------------------------------------------


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


     Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. The Fund commenced operations on December 20, 1996.


     The Fund seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States.

     The following is a summary of significant accounting policies followed by the Fund.

     a) Investment Valuation - Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

     b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

--------------------------------------------------------------------------------

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.


     The tax character of distributions paid to shareholders during the years ended December 31, 2003 and 2002 were as follows:

                                             2003          2002
                                         -----------   -----------
     Distributions paid from:
        Ordinary income                  $ 7,999,481   $ 6,903,591
        Long-term 15%/20% capital gain     3,993,507     6,150,081
        Long-term 25% capital gain         1,155,544       447,295
        Return of capital                         --     1,466,092
                                         -----------   -----------
        Total                            $13,148,532   $14,967,059
                                         ===========   ===========


     Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

     Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.



     As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

     Undistributed ordinary income          $        --
     Accumulated long-term capital gain       8,919,252
     Unrealized appreciation                 50,524,679
                                            -----------
     Total                                  $59,443,931
                                            -----------


     The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

     Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions

--------------------------------------------------------------------------------

     received from the REITs that are determined to be capital gains are recorded by the Fund as a realized gain on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.



     d) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book-entry transfer to the account of the Fund's custodian. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of by the Fund may be delayed.

     e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


     f) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

--------------------------------------------------------------------------------

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:


     Year Ended December 31, 2003:
     -----------------------------------------------------------------------------------
                                                                 Amount        Shares
                                                             -------------   -----------
     Shares sold                                             $ 168,267,244    13,511,841
     Shares issued to holders in reinvestment of dividends      10,986,658       835,993
     Shares redeemed                                          (148,055,805)  (11,918,378)
                                                             -------------   -----------
     Net increase                                            $  31,198,097     2,429,456
                                                             =============   ===========



     Year Ended December 31, 2002:
     -----------------------------------------------------------------------------------
                                                                Amount          Shares
                                                             -------------   -----------
     Shares sold                                             $ 186,746,989    15,226,612
     Shares issued to holders in reinvestment of dividends      12,298,014     1,045,561
     Shares redeemed                                          (136,435,454)  (11,277,227)
                                                             -------------   -----------
     Net increase                                            $  62,609,549     4,994,946
                                                             =============   ===========


3.   INVESTMENT TRANSACTIONS


     The aggregate purchases and sales of long-term investments by the Fund for the year ended December 31, 2003, were $183,484,662 and $160,733,242, respectively.

     As of December 31, 2003, gross unrealized appreciation and (depreciation) of investments for tax purposes were as follows:

     Appreciation                      $ 51,149,302
     (Depreciation)                        (624,623)
                                       ------------
     Net appreciation on investments   $ 50,524,679
                                       ============

     As of December 31, 2003, the cost of investments for federal income tax purposes was $246,677,161.

--------------------------------------------------------------------------------

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS


     SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"). SC-R&M was formerly an indirect, wholly owned subsidiary of GECIA Holdings, Inc. ("GECIA"), which is a wholly-owned subsidiary of General Electric Capital Services, Inc. On September 16, 2003, GECIA and Banc One Investment Advisors Corporation ("BOIA") entered into an agreement for BOIA to acquire SC-R&M. The transaction was completed on November 24, 2003 and SC-R&M is now a wholly-owned subsidiary of BOIA. As a wholly-owned subsidiary of BOIA, SC-R&M continues to operate as a distinct investment team. Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.


     SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately-held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5.   DISTRIBUTION AND SERVICING PLANS


     The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). On July 18, 2003, SC-R&M Capital Markets Incorporated (the "Distributor"), a registered broker-dealer and member of National Association of Securities Dealers, Inc. (NASD), replaced Macquarie Capital Partners LLC ("MCP") as the distributor for the Fund. The Distributor is a wholly-owned subsidiary of SC-R&M.

     Under the Distribution Plan, the Fund pays to the Distributor, in its capacity as principal distributor of the Fund's shares, a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to the Fund's shareholders. The Distributor may pay third parties with respect of these services such amount as it may determine. For the year ended December 31, 2003, the Fund has incurred expenses totaling $611,711 as required by the adopted Distribution Plan, including $313,123 to the Distributor and $298,588 to MCP.


--------------------------------------------------------------------------------


6.   SUBSEQUENT EVENT

     On January 14, 2004, Bank One Corporation, the indirect owner of BOIA, and J.P. Morgan Chase & Co. announced that they have agreed to merge. SC-R&M, the investment advisor to SC-REMFs, is a wholly-owned subsidiary of BOIA. The merged company will be known as J.P. Morgan Chase & Co. The merger is subject to the approval of the shareholders of both institutions and U.S. Federal, State and foreign regulatory authorities. Completion of the merger is expected to occur in mid-2004.

7.   SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

     On January 16, 2004, the Fund held a special meeting of its shareholders for the purpose of approving a new Investment Advisory Agreement (the "Agreement"). This meeting was prompted by the acquisition of SC-R&M by BOIA, a wholly-owned subsidiary of Bank One Corporation. This Agreement was approved by the shareholders.

     The results of the voting for the special meeting were 16,908,895 shares, representing 83.2% of total shares, voted in favor; 460,253 shares, representing 2.3% of total shares, voted against; 200,518 shares, representing 1.0% of total shares, abstained from voting and 2,749,935 shares, representing 13.5% of total shares, withheld their votes.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

 Shares                                                             Market Value
--------------------------------------------------------------------------------

          COMMON STOCKS - 98.6%
          MULTIFAMILY - 26.7%
553,700   Equity Residential Properties Trust                        $16,461,501
277,800   AvalonBay Communities, Inc.                                 15,701,256
181,150   Essex Property Trust, Inc.                                  12,381,603
395,400   Archstone-Smith Trust                                       11,597,082
196,500   Camden Property Trust                                        8,999,700
212,700   Post Properties, Inc.                                        6,200,205
166,400   United Dominion Realty Trust, Inc.                           3,291,392
                                                                     -----------
                                                                      74,632,739

          OFFICE - 25.9%
682,560   Corporate Office Properties Trust                           16,961,616
344,200   SL Green Realty Corporation                                 16,108,560
436,800   Reckson Associates Realty Corp.                             11,994,528
710,300   Trizec Properties, Inc.                                     11,549,478
247,600   Mack-Cali Realty Corporation                                10,245,688
199,200   Brandywine Realty Trust                                      5,416,248
                                                                     -----------
                                                                      72,276,118

          REGIONAL MALLS - 14.6%
365,900   The Macerich Company                                        17,515,633
389,600   Taubman Centers, Inc.                                        8,917,944
164,500   Simon Property Group, Inc.                                   8,458,590
127,800   The Rouse Company                                            6,070,500
                                                                     -----------
                                                                      40,962,667

          HOTELS - 9.4%
279,500   Starwood Hotels & Resorts Worldwide, Inc.                   12,535,575
622,900   Host Marriott Corporation/1/                                 7,699,044
224,500   Fairmont Hotels & Resorts Inc.                               6,050,275
                                                                     -----------
                                                                      26,284,894

          SHOPPING CENTERS - 8.6%
369,400   Federal Realty Investment Trust                             15,363,346
243,200   Developers Diversified Realty Corporation                    8,601,984
                                                                     -----------
                                                                      23,965,330

/1/ Non-income producing.

                     See notes to the financial statements.

--------------------------------------------------------------------------------

 Shares                                                             Market Value
--------------------------------------------------------------------------------

          STORAGE - 7.4%
300,400   Public Storage, Inc.                                      $ 13,821,404
180,800   Shurgard Storage Centers, Inc.                               6,761,920
                                                                    ------------
                                                                      20,583,324

          INDUSTRIAL - 6.0%
488,800   AMB Property Corporation                                    16,927,144

          Total common stocks                                       ------------
          (cost $211,388,819)                                        275,632,216

          Total investments - 98.6%                                 ------------
          (cost $211,388,819)                                        275,632,216

          Other assets in excess of liabilities - 1.4%                 3,804,514
                                                                    ------------

          Net assets - 100.0%                                       $279,436,730
                                                                    ------------

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments, at market value (cost $211,388,819)                 $275,632,216
   Cash                                                                2,469,164
   Receivable for fund shares sold                                       616,821
   Dividends and interest receivable                                   1,886,888
   Other assets                                                           41,099
                                                                    ------------
   Total assets                                                      280,646,188
                                                                    ------------

LIABILITIES:
   Payable for fund shares redeemed                                      892,312
   Payable to investment adviser                                         139,911
   Payable to distributor                                                 56,416
   Payable to directors                                                    4,833
   Accrued expenses and other liabilities                                115,986
                                                                    ------------
   Total liabilities                                                   1,209,458
                                                                    ------------
      Net assets                                                    $279,436,730
                                                                    ------------

NET ASSETS CONSIST OF:
   Capital stock                                                    $201,083,524
   Undistributed net investment income                                     2,366
   Accumulated undistributed net realized gain on investments         14,107,443
   Net unrealized appreciation on investments                         64,243,397
                                                                    ------------
      Net assets                                                    $279,436,730
                                                                    ------------

Shares outstanding (50,000,000 shares of $0.01 par
   value authorized)                                                  18,041,180
Net asset value and redemption price per share                      $      15.49
                                                                    ------------

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF OPERATIONS-SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividend income                                                   $ 6,449,337
   Interest income                                                         2,537
                                                                     -----------
   Total investment income                                             6,451,874
                                                                     -----------

EXPENSES:
   Investment advisory fee                                               867,327
   Distribution expense                                                  361,386
   Transfer agent and shareholder service                                206,291
   Administration fees                                                   155,048
   Professional fees                                                     105,654
   Custody and accounting fees and expenses                               47,573
   Directors' fees and expenses                                           47,022
   Shareholders reports and notices                                       28,649
   Insurance expense                                                      16,450
   Federal and state registration                                         15,214
   Other                                                                     398
                                                                     -----------
   Net expenses                                                        1,851,012
                                                                     -----------
      Net investment income                                            4,600,862
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                    6,114,157
   Change in unrealized appreciation on investments                   12,822,584
                                                                     -----------
   Net realized and unrealized gain on investments                    18,936,741
                                                                     -----------
      Net increase in net assets resulting from operations           $23,537,603
                                                                     -----------

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Six months ended
                                                 June 30, 2004     Year ended
                                                  (Unaudited)    Dec. 31, 2003
------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                        $   4,600,862    $   6,330,397
   Net realized gain on investments                 6,114,157       17,371,769
   Change in unrealized appreciation
      on investments                               12,822,584       51,396,450
                                               -------------------------------
   Net increase in net assets
      resulting from operations                    23,537,603       75,098,616

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                       65,349,399      168,267,244
   Shares issued to holders in
      reinvestment of dividends                     3,848,386       10,986,658
   Cost of shares redeemed                       (107,028,146)    (148,055,805)
                                               -------------------------------
   Net increase (decrease) in net assets
      from capital share transactions             (37,830,361)      31,198,097

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                      (4,628,328)      (6,330,397)
   From net realized gains                                 --       (6,818,135)
                                               -------------------------------
   Total distributions                             (4,628,328)     (13,148,532)

      Total increase (decrease) in net assets     (18,921,086)      93,148,181

NET ASSETS:
   Beginning of period                            298,357,816      205,209,635
                                               -------------------------------
   End of period                                $ 279,436,730    $ 298,357,816
                                               -------------------------------

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               Six months ended
                                                 June 30, 2004                   Year ended December 31,
                                                  (Unaudited)       2003       2002        2001       2000       1999
                                               -----------------------------------------------------------------------
For a share outstanding for each period: /1/
Net Asset Value, beginning of period               $  14.46       $  11.27   $  12.16    $  12.14   $   9.37   $  9.82
                                               -----------------------------------------------------------------------
Income from investment operations:
   Net investment income                               0.24           0.33       0.40        0.57       0.44      0.45
   Net realized and unrealized
      gain (loss) on investments                       1.04           3.53      (0.43)       0.26       2.86     (0.39)
                                               -----------------------------------------------------------------------
   Total from investment operations                    1.28           3.86      (0.03)       0.83       3.30      0.06
                                               -----------------------------------------------------------------------
Less distributions:
   Dividends from net investment income               (0.25)         (0.33)     (0.40)      (0.57)     (0.44)    (0.45)
   Dividends from net realized gains                     --          (0.34)     (0.37)      (0.24)        --        --
   Return of capital                                     --             --      (0.09)         --      (0.09)    (0.06)
                                               -----------------------------------------------------------------------
   Total distributions                                (0.25)         (0.67)     (0.86)      (0.81)     (0.53)    (0.51)
                                               -----------------------------------------------------------------------
Net Asset Value, end of period                     $  15.49       $  14.46   $  11.27    $  12.16   $  12.14   $  9.37
                                               -----------------------------------------------------------------------

Total return /2/                                       8.84%         35.01%     (0.43)%      7.04%     35.83%     0.58%

Supplemental data and ratios:
   Net assets, end of period ($000)                $279,437       $298,358   $205,210    $160,635   $117,864   $50,949
   Ratio of expenses to average
      net assets /3,4/                                 1.28%          1.18%      1.21%       1.24%      1.35%     1.20%
   Ratio of net investment income to
      average net assets 3,4                           3.18%          2.59%      3.41%       4.96%      5.02%     4.18%
   Portfolio turnover rate                            22.66%         67.24%     75.37%      91.20%     91.14%    49.66%

/1/ The table shows financial highlights for Security Capital U.S. Real Estate Shares. Prior to February 1, 2000, the Fund had two classes of shares:
     Class I (which was renamed Security Capital U.S. Real Estate Shares) and Class R. Effective February 1, 2000, Class R shares were converted to Class I shares, (now Security Capital U.S. Real Estate Shares). The information in the table for 1999 reflects financial results for the formerly designated Class I shares only, with the exception of net assets, which are of both former Classes I and R.
/2/ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.
/3/  Annualized.
/4/ Without voluntary expense reimbursements of $12,239 and $256,747 for the years ended December 31, 2000 and 1999, respectively, the ratio of expenses to average net assets would have been 1.36% and 1.62%, respectively, and the ratio of net investment income to average net assets would have been 5.01% and 3.76%, respectively. For the six months ended June 30, 2004 and the years ended December 31, 2003, 2002 and 2001, there was no voluntary expense reimbursement.

                    See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. The Fund commenced operations on December 20, 1996.

     The Fund seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States.

     The following is a summary of significant accounting policies followed by the Fund.

     a) Investment Valuation - Each trading day, portfolio securities are valued at their last sale price as of the close of trading on the exchange representing the principal market for such securities, or at the mean of the closing bid and asked price for that day. Securities listed or traded on NASDAQ are valued at the NASDAQ official closing price. Securities for which the investment adviser believes there are insufficient market quotations readily available will be fair valued according to a valuation methodology determined by the Valuation and Pricing Committee of the Board of Directors to be most appropriate in each case. The Valuation and Pricing Committee is guided in its determination by the valuation factors described in the Fund's Pricing and Valuation Procedures. At each regular meeting of the Board, the Board will review the appropriateness of each valuation method used since the last regular meeting. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.

     Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

     b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in

--------------------------------------------------------------------------------

     future years and to distribute investment company net taxable income and net capital gains to shareholders.

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

     Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

     Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

     Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains are recorded by the Fund as a realized gain on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

     d) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's investment adviser. The Board of Directors has delegated to its investment adviser the primary responsibility, subject to the Board's general oversight, for monitoring and evaluating the Fund's use of repurchase agreements, including, but not limited to, the responsibility for monitoring the creditworthiness of the Fund's repurchase agreement counterparties and insuring that the Fund's repurchase agreements are fully collateralized. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement, at least

--------------------------------------------------------------------------------

     equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book-entry transfer to the account of the Fund's custodian. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of by the Fund may be delayed.

     e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     f) Indemnifications - In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

     g) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

     Six Months Ended June 30, 2004:
     ---------------------------------------------------------------------------
                                                         Amount         Shares
                                                     -------------   ----------
     Shares sold                                     $  65,349,399    4,349,324
     Shares issued to holders in reinvestment
        of dividends                                     3,848,386      247,300
     Shares redeemed                                  (107,028,146)  (7,188,572)
                                                     -------------   ----------
     Net decrease                                    $ (37,830,361)  (2,591,948)
                                                     -------------   ----------

--------------------------------------------------------------------------------

     Year Ended December 31, 2003:
     ---------------------------------------------------------------------------
                                                        Amount         Shares
                                                    -------------   -----------
     Shares sold                                    $ 168,267,244    13,511,841
     Shares issued to holders in reinvestment of
        dividends                                      10,986,658       835,993
     Shares redeemed                                 (148,055,805)  (11,918,378)
                                                    -------------   -----------
     Net increase                                   $  31,198,097     2,429,456
                                                    =============   ===========

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term investments by the Fund for the six months ended June 30, 2004, were $65,249,546 and $100,990,670, respectively.

     As of June 30, 2004, gross unrealized appreciation and (depreciation) of investments for tax purposes were as follows:

     Appreciation                                    $63,440,124
     (Depreciation)                                           --
                                                     -----------
     Net appreciation on investments                 $63,440,124
                                                     ===========

     As of June 30, 2004, the cost of investments for federal income tax purposes was $212,192,092.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"). SC-R&M is a wholly owned subsidiary of Banc One Investment Advisors Corporation ("BOIA"). On January 14, 2004, Bank One Corporation, the indirect owner of BOIA, and J.P. Morgan Chase & Co. announced that they had agreed to merge. The merger was completed on July 1, 2004. Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.

     SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately-held company and an affiliate of

--------------------------------------------------------------------------------

     State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5.   DISTRIBUTION AND SERVICING PLANS

     The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Distribution Plan, the Fund pays to SC-R&M Capital Markets Incorporated (the "Distributor"), in its capacity as principal distributor of the Fund's shares, a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets. The Distributor is a wholly owned subsidiary of SC-R&M. Effective September 1, 2004, One Group Dealer Services, Inc. will become the distributor for the Fund.

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to the Fund's shareholders. The Distributor may pay third parties with respect of these services such amount as it may determine. For the six months ended June 30, 2004, the Fund has incurred expenses totaling $361,386 as required by the adopted Distribution Plan.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


This Appendix describes ratings applied to corporate bonds by Standard & Poor's Rating Service ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch").


S&P's RATINGS


AAA: Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Debt rated 'BB,' 'B,' 'CCC,' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB: Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B: Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C: The rating 'C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating 'CI' is reserved for income bonds on which interest is being paid.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus to show relative standing within the major rating categories.


Provisional ratings:The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


MOODY'S RATINGS


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH RATINGS

Investment Grade

AAA: HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

BB: SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, and C: HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, and D: DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.


Note: Fitch ratings (other than 'AAA,' 'DDD,' 'DD,' or 'D' categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

             Security Capital Real Estate Mutual Funds Incorporated

                                    Form N-1A
                           Part C -- Other Information


Item 22. Exhibits.

(a)(1) Articles of Incorporation (previously designated Exhibit 1).\1\

(a)(2) Articles of Amendment dated December 16, 1997(previously designated
       Exhibit 1(a)).\3\

(a)(3) Articles of Amendment dated June 30, 1998 (previously designated Exhibit 1(b)).\3\

(a)(4) Articles Supplementary dated June 30, 1998 (previously designated Exhibit 1(c)).\3\

(a)(5) Articles Supplementary dated December 31, 1998 (previously designated
       Exhibit 1(d)).\4\

(a)(6) Articles of Amendment dated March 11, 1999 (previously designated Exhibit 1(e)).\5\

(a)(7) Articles of Amendment dated June 29, 2004 filed herewith.

(a)(8) Articles Supplementary dated June 29, 2004 filed herewith.

(b)    Amended and Restated By-Laws dated June 2, 2004 filed herewith.

(c) See Amended and Restated By-Laws dated June 2, 2004 and Articles of Incorporation, as amended and supplemented.

(d)    Investment Advisory Agreement (SC-US) (previously designated Exhibit
       5(a)).\7\

(e)(1) Distribution and Servicing Agreement (OGDS) filed herewith.

(e)(2) Form of Mutual Fund Sales and Service Agreement filed herewith.

(f)    Not applicable.

(g)(1) Custodian Agreement (State Street) (previously designated Exhibit
       8(a)).\4\

(g)(2) Amendment to Custodian Agreement (State Street) (previously designated
       Exhibit 8(b)).\6\

(g)(3) Form of Global Custody Agreement (JPMorgan Chase Bank) filed herewith.

(h)(1) Transfer Agency and Service Agreement (State Street) (previously designated Exhibit 9(a)).\4\

(h)(2) Fund Accounting and Administration Agreement (previously designated
       Exhibit 9(b)).\7\

(h)(3) Sub-Administration Agreement (previously designated Exhibit 9(c)).\4\

(h)(4) Supplement to Sub-Administration Agreement (previously designated Exhibit 9(d)).\7\

(h)(5) Form of Shareholder Servicing Agreement (OGDS) filed herewith.

(h)(6) Form of Administration Agreement with One Group Administrative Services, Inc. for period January 22, 2005 to February 18, 2005 filed herewith.

(h)(7) Form of Administration Agreement with One Group Administrative Services, Inc. effective February 19, 2005.

(h)(8) Form of Transfer Agency Agreement (BFDS) filed herewith.

(h)(9) Proxy Voting Guidelines (previously designated Exhibit 20(a)).\7\

(i) Opinion and Consent of Mayer, Brown, Rowe & Maw LLP regarding the legality of the securities being issued (previously designated Exhibit 10(a)).\2\

(j)(1) Consent of Mayer, Brown, Rowe & Maw LLP filed herewith.

(j)(2) Consent of Venable LLP file herewith.

(j)(3) Consent of KPMG LLP filed herewith.

(k)    Not applicable.

(l)    Not applicable.

(m)    Rule 12b-1 Distribution and Service Plan filed herewith.

(n)    Rule 18f-3 Multiple Class Plan filed herewith.

(p)(1) Code of Ethics of Security Capital Real Estate Mutual Funds and Security Capital Research & Management Incorporated (previously designated Exhibit 19(c)).\7\

(p)(2) Section 12 of the Written Supervisory Procedures of One Group Dealer Services, Inc., as amended February 12, 2004, filed herewith.

----------
\1\ Incorporated herein by reference to Registrant's registration statement on Form N-1A (File Nos. 333-20649 and 811-8033) filed with the Securities and Exchange Commission on January 29, 1997.

\2\ Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's registration statement on Form N-1A (file Nos. 333-20649 and 811-8033) filed with the Securities and Exchange Commission on April 21, 1997.

\3\ Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's registration statement on Form N-1A (File Nos. 333-20649 and 811-8033) filed with Securities and Exchange Commission on June 29, 1998.

\4\ Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's registration statement on Form N-1A (File Nos. 333-20649 and 811-8033) filed with the Securities and Exchange Commission on March 1, 1999.

\5\ Incorporated by reference to Post-Effective Amendment No. 11 to Registrant's registration statement on Form N-1A (File Nos. 333-20649 and 811-8033) filed with the Securities and Exchange Commission on April 29, 1999.

\6\ Incorporated by reference to Post-Effective Amendment No. 15 to Registrant's registration statement on Form N-1A (File Nos. 333-20649 and 811-8033) filed with the Securities and Exchange Commission on April 29, 2002.

\7\ Incorporated by reference to Post-Effective Amendment No. 17 to Registrant's registration statement on Form N-1A (File Nos. 333-20649 and 811-8033) filed with the Securities and Exchange Commission on April 23, 2004.

Item 23. Persons Controlled by or Under Common Control with Registrant.






As of the effective date of this Registration Statement, there are no persons controlled or under common control with the Registrant.

Item 24. Indemnification


     Reference is made to Article Eighth of the Registrant's Articles of Incorporation, incorporated by reference to SC-REMFs' Registration Statement on Form N-1A (File Nos. 333-20649 and 811-8033), filed with the Securities and Exchange Commission on January 29, 1997.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to its Articles of Incorporation, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.


Item 25. Business and Other Connections of Investment Adviser.


     See "Management of SC-REMFs" in the Statement of Additional Information regarding the business of Security Capital Research & Management Incorporated ("SC-R&M").

     Set forth below is a list of each director and officer of SC-R&M indicating each other business, profession, vocation, or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. Unless otherwise specified, the principal business address of SC-R&M and SC-REMFs is 11 South LaSalle Street, 2/nd/ floor, Chicago, Illinois 60603.



                Security Capital Research & Management Incorporated


Name                   Title(s)                          Principal Occupations
--------------------   -------------------------------   ------------------------------------
Anthony R. Manno Jr.   President and Managing Director   Chairman of the Board, Managing
                                                         Director and President SC-REMFs

                                                         Director and President of SC-R&M
                                                         Capital Markets Incorporated

                                                         Director, Security Capital Preferred
                                                         Growth Incorporated/1/ and
                                                         Bulgarian American Enterprise
                                                         Fund/2/

Kenneth D. Statz       Managing Director                 Managing Director, SC-REMFs





Kevin Bedell           Senior Vice President             Senior Vice President, SC-REMFs

David E. Rosenbaum     Senior Vice President             Senior Vice President, SC-R&M


/1/ The principal business address of which is 11 S. LaSalle St., Chicago, IL 60603.
/2/  The principal business address of which is 333 W. Wacker, Chicago, IL
     60603.

Name                   Title(s)                          Principal Occupations
--------------------   -------------------------------   ---------------------------------
Alexander K. Daggett   Vice President                    Vice President - Client Services,
                                                         SC-REMFs

Michael J. Heller      Treasurer and Controller          Treasurer, Controller and Assistant Secretary, SC-REMFs

Robert W. Culver       Vice President                    Vice President, SC-R&M

Anne Darnley           Vice President                    Vice President, SC-R&M

David A. Kleinerman    Vice President                    Vice President, SC-R&M

Jonathan Lulu          Vice President                    Vice President, SC-R&M

Caroline Steimle       Vice President                    Vice President, SC-R&M

Scott E. Richter       Secretary                         Senior Associate General Counsel
                                                         for Investment
                                                         Management Group of Bank One
                                                         Corporation

Amanda Traynor         Assistant Controller              Assistant Treasurer, SC-REMFs
                       and Assistant
                       Secretary

Francis J. Drozek      Assistant Treasurer               Assistant Vice President and Tax
                                                         Manager of Bank One Corporation

Christopher J. Mohr    Assistant Treasurer               Assistant Vice President and Tax
                                                         Manager of Bank One Corporation

James S. Stiegel       Assistant Treasurer               Assistant Vice President and Tax
                                                         Manager of Bank One Corporation

Ronald Walker          Assistant Treasurer               Assistant Vice President and Senior
                                                         Finance Manager of Bank One  Corporation

Clark J. Wulf          Assistant Treasurer               Senior Vice President and Deputy
                                                         Tax Director of Bank One Corporation

Susan M. Canning       Assistant Secretary               Senior Counsel for Investment
                                                         Management Group of Bank One Corporation

Janet Z. Hernandez     Assistant Secretary               Officer of Bank One
                                                         Corporation


Item 26. Principal Underwriter.

     (a) One Group Dealer Services, Inc. acts as distributor for the shares of the Registrant and for the shares of One Group Mutual Funds.

     (b) The directors and officers of One Group Dealer Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.



                      Positions and Offices With One Group Dealer
Name                  Services, Inc.                                Positions With Registrant
----                  -------------------------------------------   -------------------------
David J. Kundert      Chairman                                      None

David Thorp           President                                     None

Robert L. Young       Vice President and Treasurer                  None

Jessica K. Ditullio   Assistant Secretary                           None

Susan Canning         Assistant Secretary                           None

Charles Wooding       Assistant Treasurer                           None

Barry Besece          Assistant Treasurer                           None



     (c)  Not applicable.

Item 27. Location of Accounts and Records.


     Certain of the records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-l to 31a-3 promulgated thereunder, are maintained by SC-REMFs' Investment Adviser and Administrator, Security Capital Research & Management Incorporated, 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603. The remainder of such records are maintained by State Street Bank & Trust Company, SC-REMFs' Sub-Administrator, 225 Franklin Street, Boston, Massachusetts 02101.


Item 28. Management Services.


     There are no management-related service contracts not discussed in Part A or Part B.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois on the 8th day of September, 2004.



                                  SECURITY CAPITAL REAL ESTATE
                                  MUTUAL FUNDS INCORPORATED


                                  By: /s/ Anthony R. Manno Jr.
                                      ------------------------------------------
                                      Anthony R. Manno Jr.
                                      Chairman, Managing Director and President




     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement of Security Capital Real Estate Mutual Funds Incorporated has been signed below by the following persons in the capacities and on the 8th day of September, 2004.




       Signature                  Capacity                   Date
------------------------   ----------------------     -----------------


/s/ Anthony R. Manno Jr.   Chairman, Managing         September 8, 2004
------------------------   Director and President


/s/ Michael J. Heller      Treasurer and Controller   September 8, 2004
------------------------


/s/ Stephen F. Kasbeer     Director                   September 8, 2004
------------------------


/s/ Anthony R. Manno Jr.   Director                   September 8, 2004
------------------------


/s/ George F. Keane        Director                   September 8, 2004
------------------------


/s/ Robert H. Abrams       Director                   September 8, 2004
------------------------

                                 EXHIBIT INDEX


(a)(7) Articles of Amendment dated June 29, 2004
(a)(8) Articles Supplementary dated June 29, 2004
(b)    Amended and Restated By-Laws dated June 2, 2004
(e)(1) Distribution and Servicing Agreement (OGDS)
(e)(2) Form of Mutual Fund Sales and Service Agreement
(g)(3) Form of Global Custody Agreement (JPMorgan Chase Bank)
(h)(5) Form of Shareholder Servicing Agreement (OGDS)
(h)(6) Form of Administration Agreement with One Group Administrative Services, Inc. for period January 22, 2005 to February 18, 2005
(h)(7) Form of Administration Agreement with One Group Administrative Services, Inc. effective February 19, 2005
(h)(8) Form of Transfer Agency Agreement (BFDS)
(j)(1) Consent of Mayer, Brown, Rowe & Maw LLP
(j)(2) Consent of Venable LLP
(j)(3) Consent of KPMG LLP
(m)    Rule 12b-1 Distribution and Service Plan
(n)    Rule 18f-3 Multiple Class Plan
(p)(2) Section 12 of the Written Supervisory Procedures of One Group Dealer Services, Inc., as amended February 12, 2004